Posting Supplement No. 226 dated May 26, 2009 to Prospectus dated October 13, 2008	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated October 13, 2008 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated October 13, 2008 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 382458

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382458	$9,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382458. Member loan 382458 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	19.22%
Length of employment:	n/a	Location:	Scarsdale, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Help me conquer high apr's!

A credit bureau reported the following information about this borrower member on March 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	44
Revolving Credit Balance:	$14,309.00	Public Records On File:	0
Revolving Line Utilization:	57.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 387468

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
387468	$24,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 387468. Member loan 387468 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	N. Lakes Fire Dept	Debt-to-income ratio:	16.02%
Length of employment:	9 years	Location:	Hayden, IDAHO, WA

Home town:	Hayden
Current & past employers:	N. Lakes Fire Dept, Ingham and Phipps Radiator
Education:	Spokane Falls Community College

This borrower member posted the following loan description, which has not been verified:

We are a little over our head with credit card debt and are making the payments. We would use the borrowed money to pay off high interest credit card bill and get out of debt sooner than later. We have excellent credit scores and are not diliquent in any bills. We do have a couple of high interest cards though. Thank you for considering our loan.

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,169.00	Public Records On File:	0
Revolving Line Utilization:	66.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 389526

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389526	$10,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389526. Member loan 389526 was requested on May 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Marshall & Stevens	Debt-to-income ratio:	14.91%
Length of employment:	1 year 4 months	Location:	Beverly Hills, CA

Home town:	Walnut Creek
Current & past employers:	Marshall & Stevens, Eastdil Secured
Education:	University of California Santa Barbara

This borrower member posted the following loan description, which has not been verified:

Hello Everyone, I'm currently two years out of college and owe $25,500 on a credit card, $3,000 on my AMEX card, $19,000 in student loans, and $8,000 remaining on my car loan. I'm currently an associate at a middle market investment bank making $75,000 per year. I'm looking to obtain a loan to obtain some breathing room and pay off my remaining car loan thereby obtaining the title to sell. Once sold, I plan on leasing an affordable vehicle with a warranty. My current 2002 vehicle is out of warranty and is starting to fall apart, this has the possiblity to become very costly. I'm also looking to pay off my AMEX balance of $3,000. So in essence, trying to obtain money for a debt swap thereby ridding my high interest AMEX debt and ridding myself of my current vehicle liability. I'm fortunate enough to be in a position whereby I receive a bonus each time a deal closes, until such time when that occurs, this is my plan.

A credit bureau reported the following information about this borrower member on March 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,694.00	Public Records On File:	0
Revolving Line Utilization:	98.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 391945

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391945	$25,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391945. Member loan 391945 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Majestic trophy Outfitters	Debt-to-income ratio:	15.81%
Length of employment:	8 years 3 months	Location:	Craig, CO

Home town:	Craig
Current & past employers:	Majestic trophy Outfitters, Moffat County School district
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking for temporary funds to refinance equipment and secure growth.

A credit bureau reported the following information about this borrower member on April 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	62
Revolving Credit Balance:	$26,442.00	Public Records On File:	0
Revolving Line Utilization:	64.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 392172

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392172	$8,600	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392172. Member loan 392172 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	Fedex	Debt-to-income ratio:	7.98%
Length of employment:	1 year	Location:	Kansas City, KS

Home town:	Kansas City
Current & past employers:	Fedex, UPS
Education:	Fortt Scott Community College/Park University

This borrower member posted the following loan description, which has not been verified:

Antonio's Tacos has been a goal of mine for about five years now. I have just been waiting for this one specific place to open, and it finally has. One of the main reasons this location is so great is because there is only one other restaurant within a mile of this place, so competition should not be too much of an issue. Another reason is, it's right next to the only gas station in that area, so this is a high traffic location. The main reason for me needing the funds is for the purchase of the all the equipment and the installation. There will be a small amount needed for the remodeling of the building, but that will be minor due to me being able to do most the work myself. Also, I would like to have a little bit of cash flow, I realize that I will probably not be making high amounts of profits within the first two or three weeks, so a little extra cash on the side wouldn't hurt. One of my main inspirations for opening my own business, is my Father. My Dad has been a successful owner/operator of his own restaurant for over 26 years, and he will be guiding me throughout this whole process . I have seen first hand what it takes to run a profitable business and the sacrifice one has to make. With my fathers knowledge of the industry and my determination, I can only see Antonio's Tacos being a success.

A credit bureau reported the following information about this borrower member on April 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	46
Revolving Credit Balance:	$553.00	Public Records On File:	0
Revolving Line Utilization:	2.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 393476

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393476	$6,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393476. Member loan 393476 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,625 / month
Current employer:	Evergreen School District	Debt-to-income ratio:	5.83%
Length of employment:	10 years	Location:	VANCOUVER, WA

Home town:	National City
Current & past employers:	Evergreen School District
Education:

This borrower member posted the following loan description, which has not been verified:

My sister has been laid off of her job. She has survived breast cancer but has substantial debt. I would like to help her with her finances.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1979	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,699.00	Public Records On File:	0
Revolving Line Utilization:	69.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 399988

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399988	$8,500	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399988. Member loan 399988 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Tree of Knowledge Educational Services Inc.	Debt-to-income ratio:	18.48%
Length of employment:	10 months	Location:	calabasas, CA

Home town:	Lehighton
Current & past employers:	Tree of Knowledge Educational Services Inc.
Education:	Saint Joseph's University, Catholic University of America

This borrower member posted the following loan description, which has not been verified:

Hi. I am a very reliable person. I currently work as a part-time tutor because I can't find a job in my field of study. I also have another part time job where I work for a private company that teaches a Phy Ed course to children, ages 3-7. I have a masters degree but with the economy, I am struggling to pay bills. I don't want to go into debt so that's why I need the loan. I need help paying for rent, an unexpected medical bill, and 2 unexpected plane trips due to a family emergency. My credit score is 700. I always pay my bills on time and usually in full. The past month I have had to pay the minimal amount because I can't afford to pay the full amount. Please help!

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	27	Months Since Last Delinquency:	9
Revolving Credit Balance:	$2,284.00	Public Records On File:	0
Revolving Line Utilization:	4.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 400046

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400046	$3,500	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400046. Member loan 400046 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	Server Admin Inc	Debt-to-income ratio:	10.10%
Length of employment:	8 years 5 months	Location:	Lake Worth, FL

Home town:	Chicago
Current & past employers:	Server Admin Inc, Webcast 1, Inc, Fusive, Inc, BFW Advertising, Inc
Education:	Florida Atlantic University

This borrower member posted the following loan description, which has not been verified:

Purpose of loan: This loan will be used to refinance a credit card with a small balance currently at a 23% APR. My financial situation: I am a good candidate for this loan because I have the means to pay down the current balance as-is, but I hate the high interest rates.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	58
Revolving Credit Balance:	$78,031.00	Public Records On File:	0
Revolving Line Utilization:	44.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400575

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400575	$3,600	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400575. Member loan 400575 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Ability Beyond Disability	Debt-to-income ratio:	0.52%
Length of employment:	9 years 10 months	Location:	DANBURY, CT

Home town:	Bridgeport
Current & past employers:	Ability Beyond Disability
Education:	Western Connecticut State University

This borrower member posted the following loan description, which has not been verified:

I will be using this loan to pay for a move from Connecticut to Baltimore. I am a 32 year old new graduate registered nurse. I have secured a job down there and will be moving in a month to begin my career. I have good credit and I am a very stable and realistic person who has held the same job for the past 9 years. I worked full time while I went to nursing school for the past 4 years. I will be using the money from this loan to be able to afford the cost of moving and the initial start-up cost of getting an apartment.

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$619.00	Public Records On File:	0
Revolving Line Utilization:	4.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401193

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401193	$7,500	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401193. Member loan 401193 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,250 / month
Current employer:	darryls grading inc	Debt-to-income ratio:	4.52%
Length of employment:	24 years 5 months	Location:	LAWRENCEVILLE, GA

Home town:	Birmingham
Current & past employers:	darryls grading inc, na
Education:	The University of Tennessee-Chattanooga

This borrower member posted the following loan description, which has not been verified:

w ant to help daughter purchase a car by cosigning a loan for her

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1987	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,311.00	Public Records On File:	0
Revolving Line Utilization:	17.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401460

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401460	$24,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401460. Member loan 401460 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,583 / month
Current employer:	Zephyr Associates	Debt-to-income ratio:	3.85%
Length of employment:	1 year 3 months	Location:	Zephyr Cove, NV

Home town:	San Bernardino
Current & past employers:	Zephyr Associates
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate my current debt on my Car, Boat and Credit card. The monthly amounts I am paying on these debts is not a problem but I would like a little breathing room and be able to pad my savings.

A credit bureau reported the following information about this borrower member on May 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,539.00	Public Records On File:	0
Revolving Line Utilization:	56.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 401476

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401476	$5,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401476. Member loan 401476 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	self	Debt-to-income ratio:	14.72%
Length of employment:	15 years	Location:	GOSHEN, NY

Home town:
Current & past employers:	self
Education:

This borrower member posted the following loan description, which has not been verified:

I am requesting a loan for business expansion.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	32
Revolving Credit Balance:	$5,004.00	Public Records On File:	0
Revolving Line Utilization:	36.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 402311

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402311	$5,200	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402311. Member loan 402311 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Arayu Productions	Debt-to-income ratio:	11.57%
Length of employment:	1 month	Location:	Fredericksburg, VA

Home town:	Camp Lejeune
Current & past employers:	Arayu Productions, ABC Legal Services, Intek, Kitty Hawk Kites, Great Lakes Co.
Education:	Old Dominion University, Garrett College

This borrower member posted the following loan description, which has not been verified:

I originally had credit card debt of $15,000 from starting a pet care business. The business did well and I ran it for 2 years before selling it to my partner for $15,000. He makes payments of $350/month, is reliable, and has signed a contract. Since I sold my business my credit card debt has gone up to $18,000 because it took me a couple months to find a job and during that time I defaulted on my payments. I would like to get a consolidation loan for $16,000 @ 9-12% for 4 years. With this loan I can pay off all my credit cards except one and have a manageable monthly payment.

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,074.00	Public Records On File:	0
Revolving Line Utilization:	71.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402415

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402415	$18,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402415. Member loan 402415 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,125 / month
Current employer:	K-TEK CORP	Debt-to-income ratio:	7.69%
Length of employment:	1 year 6 months	Location:	Baton Rouge, LA

Home town:	Dickinson
Current & past employers:	K-TEK CORP, High Power Consulting, SCP Pool, Staples
Education:	Minot State University

This borrower member posted the following loan description, which has not been verified:

I'm looking to consolidate credit card debt through Chase Visa, and Discover Card as well as fund the remainder of my wedding into one payment.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,724.00	Public Records On File:	0
Revolving Line Utilization:	78.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402638

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402638	$6,250	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402638. Member loan 402638 was requested on May 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Quest Software	Debt-to-income ratio:	6.73%
Length of employment:	3 years 6 months	Location:	Chattanooga, TX

Home town:	Chicago
Current & past employers:	Quest Software, Unum Group
Education:	The University of Alabama at Birmingham

This borrower member posted the following loan description, which has not been verified:

I am trying to finance the last portion of my children's private school tuition payment. Note that my current address as listed on this application is not correct. I, incorrectly, chose "Chattanooga, TEXAS" when it should be "Chattanooga, TENNESSEE". I am not sure how to change this.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1987	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	40	Months Since Last Delinquency:	11
Revolving Credit Balance:	$8,186.00	Public Records On File:	0
Revolving Line Utilization:	65.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 403620

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403620	$12,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403620. Member loan 403620 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,667 / month
Current employer:	self-employed	Debt-to-income ratio:	11.08%
Length of employment:	19 years	Location:	Marlton, NJ

Home town:	Passaic
Current & past employers:	self-employed
Education:	Rutgers University at Camden

This borrower member posted the following loan description, which has not been verified:

Looking for better rate vs current credit card. No late payments, great credit history. Currently monthly payment goes mostly to interest. Looking for better rate and slightly lower payment.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1991	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,791.00	Public Records On File:	0
Revolving Line Utilization:	6.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403806

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403806	$3,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403806. Member loan 403806 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	metlife	Debt-to-income ratio:	5.36%
Length of employment:	2 years	Location:	GREAT NECK, NY

Home town:	israel
Current & past employers:	metlife
Education:	College of Business managment tel aviv, Isreali Air force

This borrower member posted the following loan description, which has not been verified:

looking to buy my car off the lease for around 3000 and refinance my credit cards. I appreciate your help i am sick and tired of making the credit card companies rich!!

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,222.00	Public Records On File:	0
Revolving Line Utilization:	75.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 403934

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403934	$14,500	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403934. Member loan 403934 was requested on May 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	NE Carpenters Fund	Debt-to-income ratio:	10.18%
Length of employment:	7 years 7 months	Location:	LUNENBURG, MA

Home town:	Trenton
Current & past employers:	NE Carpenters Fund
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to pay off my current credit card balance with Citibank with this loan. As of today I owe $14, 397.74; but I am sure that will go up somewhat with the interest for this month as soon as it hits the account - I am not sure what date that will be. But; I would like the loan from you for the $14, 500; and then I will simply pay the interest balance above that amount.

A credit bureau reported the following information about this borrower member on May 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	25
Revolving Credit Balance:	$25,807.00	Public Records On File:	0
Revolving Line Utilization:	48.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403997

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403997	$5,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403997. Member loan 403997 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,576 / month
Current employer:	Ball Aerospace	Debt-to-income ratio:	17.55%
Length of employment:	16 years	Location:	Castle Rock, CO

Home town:	Fort Campbell
Current & past employers:	Ball Aerospace
Education:	Denver Institute Of Technology

This borrower member posted the following loan description, which has not been verified:

I want to get out of credit card debt ASAP. I have a great payment history and credit rating. I've been at the Ball Aerospace for over 15 years.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,279.00	Public Records On File:	0
Revolving Line Utilization:	59.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 404179

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404179	$11,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404179. Member loan 404179 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	MSW Print and Imaging	Debt-to-income ratio:	20.69%
Length of employment:	5 years 1 month	Location:	Ypsilanti, MI

Home town:	Gaylord
Current & past employers:	MSW Print and Imaging
Education:	University of Michigan

This borrower member posted the following loan description, which has not been verified:

I've racked up a little bit of credit card debt, and while I have no problem making the payments every month and am progressing in paying down the balances, I hate paying the absurdly high interest rates the credit card companies impose on their clients. I wish to obtain a loan so that the money that is going to interest will instead be paying down the principal I owe. I don't miss payments and currently make a at least a $500/mo payment toward these cards, so this loan will fit my budget with room to spare.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	15
Revolving Credit Balance:	$22,261.00	Public Records On File:	0
Revolving Line Utilization:	88.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404237

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404237	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404237. Member loan 404237 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Ira Hirsh	Debt-to-income ratio:	7.70%
Length of employment:	7 years	Location:	Tucson, AZ

Home town:	Brooklyn
Current & past employers:	Ira Hirsh
Education:	Columbia College Chicago

This borrower member posted the following loan description, which has not been verified:

I have recently expanded my business by financing a cashmere company. We started small at the end of 08, with low expectations. I have put close to 100,000 of my own money to help things out. We initially were looking for sales in the 65,000 dollar range for the year. It is May, and we are already up to 165000.00 in pending orders. We are delighted, but a little cash strapped. I have put up 75 percent of the money needed to get additional product from China, where it is produced. This money will essentially be a bridge loan. We are already delivering on product and are receiving payment already. In July, we expect a flow that will give us the head room needed to breathe.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1966	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$109,864.00	Public Records On File:	0
Revolving Line Utilization:	37.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 404247

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404247	$5,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404247. Member loan 404247 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Data Specialties Inc.	Debt-to-income ratio:	7.03%
Length of employment:	3 years	Location:	VISTA, CA

Home town:
Current & past employers:	Data Specialties Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Looking to cover credit card expenses at a lower rate.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,660.00	Public Records On File:	0
Revolving Line Utilization:	23.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404282

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404282	$1,600	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404282. Member loan 404282 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,376 / month
Current employer:	Gavilon	Debt-to-income ratio:	1.09%
Length of employment:	5 years 1 month	Location:	NEW ALBANY, MS

Home town:	Aurora
Current & past employers:	Gavilon
Education:	Northeast Community College

This borrower member posted the following loan description, which has not been verified:

I'd like to consolidate my debt into one monthly payment.

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	29
Revolving Credit Balance:	$205.00	Public Records On File:	0
Revolving Line Utilization:	5.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 404305

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404305	$10,750	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404305. Member loan 404305 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,496 / month
Current employer:	Stanford University School of Medicine	Debt-to-income ratio:	14.98%
Length of employment:	10 months	Location:	Stanford, CA

Home town:	Santa Monica
Current & past employers:	Stanford University School of Medicine
Education:	Westmont College, Stanford University

This borrower member posted the following loan description, which has not been verified:

Hello. My name is Roberto and I am currently a 24-year old medical student at the Stanford University School of Medicine. I am a kind and smart guy that is working on becoming an orthopedic surgeon. In the past (2006) I used Prosper to borrow money to fix up my 1971 Chevrolet Nova Muscle Car and was very pleased with the experience. I borrowed $3,000 and paid it off in 12 months. I am now seeking $10,750 to invest in U.S. equities and will be paying off my loan in 36 months. I am an extremely hard working guy that was top of my class in college. I am a very low risk borrower as I have NEVER been late on a credit card payment or peer-to-peer lending payment. I have a lot going for me and will not risk messing up my credit or reputation by being late on any payments to a lender. I have recently been awarded a prestigious scholarship that will be paying for half of medical school and you can see my bio at http://www.pdsoros.org/current_fellows/ The condensed version of my finances is that I have over $23,000 in cash, all of my vehicles are paid for and worth around $30,000, owe $8000 on my credit cards (that in combination with the fact that as a medical student I get a living allowance of $2500/month, I only use $1700 of it, does not show up as income and causes me to have a low credit score), go to medical school on a near full-ride, and have positive cash flow exceeding $800/month after all my expenses are taken into account. I am getting married this summer and will be living on campus with my wife who just finished her Masters and is a college professor. Her income will cover groceries, gas, and other living expenses meaning that I foresee positive cash flow of over $1100/month starting this fall. I will also be selling two of my classic muscle cars this summer. You may ask why I have $8,000 in credit card debt when I have $23,000 in cash and $30,000 in assets? That is because I have a 0% APR card and have wanted the cash cushion for now. I do not foresee any big expenses as I have already paid for the ring, we have paid for the honeymoon, and our parents are paying for the wedding. I would just rather have that cash available right now as we start our new life together and as soon as my 0% APR deal ends I will pay the cards off. I will have more than enough positive cash flow each month to make the payment on this $10,750 loan. During the summer break between my sophomore and junior years of college I did an investment banking internship and had the opportunity to learn about the world of economics and equities. Since then I have followed the world financial markets with a close eye and have become very passionate about investing. This enormous downturn, the worst since the Great Depression, has left good companies (in infrastructure, tech, agriculture, shipping) trading at a fraction of what they were. It has also removed a large amount of risk in investing and has presented an opportunity with enormous upside potential as a recovery looms on the horizon as has happened after every U.S. economic crisis in history. In 2006 and 2007 I actively invested a sum of $10,000 and turned it into $20,000 through learning to manage risk with stops, investing on a mixture of momentum, news, technical analysis, and fundamentals, not letting emotion, greed, or fear make me hold losing positions, learning to sell my losses and ride my gains, etc. I am happy that I sold everything before the crisis and was able to buy my dream car at the time with the proceeds in late 2007 (2004 BMW 330Ci). Seeing this opportunity after the economic crisis and the recovery on the horizon (next couple years) has once again convinced me to start to move some money ($5,000) back into the market in the past month with a focus on managing risk with tight stops and have made some great profits already. I would like to increase the size of this portfolio as soon as possible with the proceeds from this loan.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,333.00	Public Records On File:	0
Revolving Line Utilization:	77.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404334

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404334	$5,500	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404334. Member loan 404334 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	n/a	Debt-to-income ratio:	15.60%
Length of employment:	n/a	Location:	jackson, MS

Home town:	jackson
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I am planning on starting nursing school this summer.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,455.00	Public Records On File:	0
Revolving Line Utilization:	58.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 404353

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404353	$11,400	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404353. Member loan 404353 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	n/a	Debt-to-income ratio:	16.52%
Length of employment:	2 years	Location:	Blue Island, IL

Home town:	Chicago
Current & past employers:
Education:	DePaul University

This borrower member posted the following loan description, which has not been verified:

The cost of my wedding this coming September has exceeded my estimated budget. This loan will pay the cost of catering. The remaining wedding costs will easily fall within my budget. I expect to be able to pay the balance of this loan in full following the wedding. My fiance and I enjoy secure positions at financially thriving companies. In addition to our dual incomes, we share living expenses.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	22
Revolving Credit Balance:	$2,324.00	Public Records On File:	0
Revolving Line Utilization:	16.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 404375

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404375	$19,200	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404375. Member loan 404375 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,542 / month
Current employer:	n/a	Debt-to-income ratio:	11.43%
Length of employment:	1 year 9 months	Location:	Milwaukee, WI

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I have credit card debt that I am making slightly over the minimum payment on. I just need the loan to pay off the credit card so my payments have an end date that I will be able to make without the high percentage interest rate.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	32	Months Since Last Delinquency:	22
Revolving Credit Balance:	$11,043.00	Public Records On File:	0
Revolving Line Utilization:	55.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404376

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404376	$3,600	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404376. Member loan 404376 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	n/a	Debt-to-income ratio:	2.55%
Length of employment:	n/a	Location:	Walnut Creek, CA

Home town:
Current & past employers:
Education:	University of California-Santa Barbara (UCSB)

This borrower member posted the following loan description, which has not been verified:

I'm requesting this loan so that I can pay for an attorney for my girlfriend. The total cost is $5,000 and I already put the first $1,000 on my credit card. I'm a college student and also have a good paying job. My monthly salary is about $2,000 and my expenses are very low. Rent and Utilities $733 -- soon to be $480 in July Food $160 -- I use a discounted meal plan Right now I have no need for a car or anything else. I am seeking a loan through lending club because I would like to lower my monthly payments and not pay my credit card's interest rate (14.0% variable). I always pay my bills off every month, I have no debt and my credit score is 805 (last checked in March). Please help me, I am very responsible and good with money.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$112.00	Public Records On File:	0
Revolving Line Utilization:	0.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404403

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404403	$6,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404403. Member loan 404403 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,907 / month
Current employer:	associated photo	Debt-to-income ratio:	15.62%
Length of employment:	2 years	Location:	homestead, FL

Home town:	havana
Current & past employers:	associated photo
Education:	college

This borrower member posted the following loan description, which has not been verified:

I don???t own money to any one, I work in a very good and stable job where I m the manager, I need this money to get in track with my life again (backup), I been living from check to check and is hard to keep up, I have a 6 years old son and we need to breath a new air.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	59
Revolving Credit Balance:	$829.00	Public Records On File:	0
Revolving Line Utilization:	69.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 404419

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404419	$5,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404419. Member loan 404419 was requested on May 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,640 / month
Current employer:	City of Medford	Debt-to-income ratio:	14.15%
Length of employment:	3 years 10 months	Location:	MEDFORD, OR

Home town:	Roseburg
Current & past employers:	City of Medford
Education:	Western Oregon University

This borrower member posted the following loan description, which has not been verified:

I'm 27 years old and recently ended up in the hospital with a DVT (blood clot). I ended up staying four days, most of which was not covered by insurance. A week later I ended up back in the hospital with complications from the medication and treatment. I have to attend doctors' visits every other week, each visit incurring another fee. The hospital requested I make the payment all at once so it's ending up on my credit card. Now the credit card company wants a lump payment. I've never missed a payment on my cards or past loans and I've never been late. I have a secure job and work 40+ hours a week. I make decent money but didn't have enough saved for an emergency of this magnitude. I have the means to make the payments but the credit card company is requesting a lump payment larger than I can afford and they are not willing to work with me on this. This loan will help greatly. There has been a great deal of stress on me and my family on how we could make this payment and a loan is our only option. If I can't get a loan to make this payment, I'll be forced to sell my car and will lose my means of transportation to my doctors' appointments and to work. A note about my credit report - I transferred a majority of my credit card debt to a single card so I would have a single payment. My credit report for this month was generated between the time the balance transfers were charged to the one card and were deposited on the other cards. When I checked my credit report a few days ago, it said I owed about $12,000 more than I actually do (other medical expenses, moving expenses and vehicle repairs). The credit bureau wouldn't take it as an inaccuracy because it should "fix itself" on next month's report. The problem is, I need the loan before my credit report "fixes" itself.

A credit bureau reported the following information about this borrower member on May 15, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$43,075.00	Public Records On File:	0
Revolving Line Utilization:	70.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 404448

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404448	$5,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404448. Member loan 404448 was requested on May 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	SOGDA Limited, Inc.	Debt-to-income ratio:	19.11%
Length of employment:	3 years 10 months	Location:	Seattle, WA

Home town:	Seattle
Current & past employers:	SOGDA Limited, Inc.
Education:	University of Washington at Seattle

This borrower member posted the following loan description, which has not been verified:

I am applying for a personal loan to cover legal expenses associated with my divorce. I am responsible person, have full-time job, never been late on any payments (rent, credit cards, utility bills and etc.)

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,391.00	Public Records On File:	0
Revolving Line Utilization:	87.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 404491

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404491	$15,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404491. Member loan 404491 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	ING	Debt-to-income ratio:	21.06%
Length of employment:	7 years	Location:	SIMPSONVILLE, SC

Home town:	South Carolina
Current & past employers:	ING
Education:	Lander University

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate higher interest debt. I have never missed a debt payment in my life and have no expectation of ever doing so.

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,880.00	Public Records On File:	0
Revolving Line Utilization:	61.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 404492

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404492	$21,600	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404492. Member loan 404492 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,917 / month
Current employer:	n/a	Debt-to-income ratio:	6.69%
Length of employment:	n/a	Location:	San Diego, CA

Home town:	San Diego
Current & past employers:
Education:	San Diego State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

With so many things going on in my life, I'd like to simplify what I can. I want to borrow money so I can pay off all my debt and manage a single payment each month. Thank you I appreciate it!

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,357.00	Public Records On File:	0
Revolving Line Utilization:	3.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 404561

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404561	$3,600	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404561. Member loan 404561 was requested on May 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,750 / month
Current employer:	Austin Dock & Tram	Debt-to-income ratio:	23.60%
Length of employment:	6 years	Location:	Austin, TX

Home town:	Johnson City
Current & past employers:	Austin Dock & Tram, Super S Foods
Education:	Texas State University-San Marcos

This borrower member posted the following loan description, which has not been verified:

I am trying to purchase a more economical means of transportation. Not a toy or anything like that, mainly riding on back country roads to avoid highway dangers. I have never missed a payment on any credit cards or loans and have been steadily employed for the past 8 years. Also i am buying a $6000 bike for $3000 so if the time comes to sell the vehicle, immediate repayment of the loan will be easily facilitated. Thank you for taking the time to review my request.

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,018.00	Public Records On File:	0
Revolving Line Utilization:	48.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 404587

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404587	$4,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404587. Member loan 404587 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Ruby Tuesday	Debt-to-income ratio:	3.67%
Length of employment:	8 months	Location:	MIDLAND, MI

Home town:	Midland
Current & past employers:	Ruby Tuesday, Dolce International, Foot Locker
Education:	Davenport University, Delta College, Embry Riddle Aeronautical University at Daytona Beach

This borrower member posted the following loan description, which has not been verified:

I have been approved for a home loan, and have found a home, but due to unforeseen circumstances, had to use most of my downpayment money on other things.

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,048.00	Public Records On File:	0
Revolving Line Utilization:	49.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 404601

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404601	$12,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404601. Member loan 404601 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	CatholicHealthcareWest	Debt-to-income ratio:	3.57%
Length of employment:	6 years	Location:	ROSEVILLE, CA

Home town:	Pasig
Current & past employers:	CatholicHealthcareWest, Sutter Health
Education:	Centro Escolar University, Philippines

This borrower member posted the following loan description, which has not been verified:

I would like to know the details of the loan. Thank you

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,927.00	Public Records On File:	0
Revolving Line Utilization:	39.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404657

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404657	$25,000	17.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404657. Member loan 404657 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,667 / month
Current employer:	BUBBLE GUM PRODUCTIONS INC.	Debt-to-income ratio:	10.80%
Length of employment:	10 years 2 months	Location:	FORT LAUDERDALE, FL

Home town:	Minneapolis
Current & past employers:	BUBBLE GUM PRODUCTIONS INC., SCATT HOOVERCRAFT
Education:	FIU & FSU

This borrower member posted the following loan description, which has not been verified:

Hello, I'm seeking a loan to consolidate high intrest credit card debt. I have good credit (727 fico as of 4/30/09) Thanks

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,210.00	Public Records On File:	0
Revolving Line Utilization:	75.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 404663

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404663	$5,600	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404663. Member loan 404663 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Philo Smith Capital Corporation	Debt-to-income ratio:	17.78%
Length of employment:	2 years 5 months	Location:	STAMFORD, CT

Home town:
Current & past employers:	Philo Smith Capital Corporation
Education:	University of Connecticut

This borrower member posted the following loan description, which has not been verified:

I made the mistake of using a Discover card while I was poor and in college. I have not been able to get ahead of it since. I haven't charged anything since I graduated in 2006. I've been at the same job, making payments, which have barely decreased the balance. The interest rate keeps going up. I would like to pay it off today, be rid of it, and make reasonable payments to someone else. I hate this credit card.

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	34
Revolving Credit Balance:	$4,440.00	Public Records On File:	0
Revolving Line Utilization:	87.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 404666

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404666	$25,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404666. Member loan 404666 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,792 / month
Current employer:	Internatioinal Sushi Academy	Debt-to-income ratio:	6.55%
Length of employment:	6 years 2 months	Location:	La Habra, CA

Home town:	Busan
Current & past employers:	Internatioinal Sushi Academy
Education:	Busan National University

This borrower member posted the following loan description, which has not been verified:

I own the Sushi Academy for 6 years now, and has been this Shshi industry for 21 years. I found the new business place that there are no sushi restaurant within 5 miles. It is such a perfect location + this new space used to be Chinese Restaurant so I do not spend a penny on the equipments. only thing i did to open a sushi restaurant here is to change the interior design and new paint. well I spent my 50K to do all my work and it is ready to open. I also reserve 20K for 3 month cash flow however, I need little bit more money for advertisement(It is little expensive than what i thought), and pay for the sign company. I promise the perfect on-time interest to all my investers. Thank you for reading my listing.

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,983.00	Public Records On File:	0
Revolving Line Utilization:	96.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 404683

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404683	$9,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404683. Member loan 404683 was requested on May 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,875 / month
Current employer:	Macty's New York	Debt-to-income ratio:	6.76%
Length of employment:	24 years 10 months	Location:	FOREST HILLS, NY

Home town:	Flushing
Current & past employers:	Macty's New York, Macy's, New York
Education:	CUNY Queens College, B.A.

This borrower member posted the following loan description, which has not been verified:

Hello, I have gotten myself into credit card debt again! I have three senior cats with various health problems and the vet bills have been very high. I have also put my extensive needed dental work on my credit cards, not having enough in savings to pay for it outright. I want to pay off four credit cards with one easy to manage monthly payment, and have vowed to myself to pay this debt off, and to work hard to stay debt free in the future. I work in retail cosmetic sales for over 25 years and have a steady full time income. I will be able to make my monthly payment. I am a reliable, balance person who just got into debt and needs help getting out. I appreciate your offer to help. Having found this site through "The Lending Tree Loan site", I realize that I may have to pay a higher interest rate than other borrowers with a higher credit score. I'm prepared to pay a higher than normal rate, and will diligently work to pay off the entire loan, helping me to raise my credit score, and face a better financial and emotional future with your help. Thank you in advance, Karen

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1980	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	31
Revolving Credit Balance:	$7,589.00	Public Records On File:	0
Revolving Line Utilization:	51.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404709

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404709	$12,400	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404709. Member loan 404709 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,683 / month
Current employer:	Keyhole Road Assist	Debt-to-income ratio:	7.96%
Length of employment:	9 months	Location:	GARLAND, TX

Home town:	Trenton
Current & past employers:	Keyhole Road Assist, Allentown Caging, Hibbert Group, Pier 1 Imports, AMC Entertainment, Acme Markets
Education:	Mercer County Community College

This borrower member posted the following loan description, which has not been verified:

I always pay my debts on time and I want to get rid of my credit cards forever. My family owns the company I work for, so even though I've only been there a short time, I have a very stable job.

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,656.00	Public Records On File:	0
Revolving Line Utilization:	71.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404712

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404712	$20,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404712. Member loan 404712 was requested on May 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Your Deal Source, LLC	Debt-to-income ratio:	12.96%
Length of employment:	2 years 4 months	Location:	Hampden, MA

Home town:	Springfield
Current & past employers:	Your Deal Source, LLC
Education:	Bridgewater State College

This borrower member posted the following loan description, which has not been verified:

Thanks for looking and for your interest. I'm looking for a $25k loan for inventory and cash flow for my small business. We sell Toys and Electronics on Amazon.com and www.yourdealsource.com. We've been in business for two years, and last year revenues were $400k. We're hoping to break $800k this year but need more cash for inventory and general business expenses. If you have any questions, please feel free to email me. Thank you again!

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,204.00	Public Records On File:	0
Revolving Line Utilization:	25.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 404765

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404765	$15,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404765. Member loan 404765 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	AT&T Inc.	Debt-to-income ratio:	15.36%
Length of employment:	1 year 3 months	Location:	El Paso, TX

Home town:	El Paso
Current & past employers:	AT&T Inc., Time Warner Cable, Office Depot
Education:	The University of Texas at El Paso, American College of Computers & Information Sciences

This borrower member posted the following loan description, which has not been verified:

I am the owner of Lucky Dog Sports Gear a small internet based sports memorabilia retailer which has been in business since 2006. I began selling just NASCAR products but have expanded into NFL, NBA and MLB. I currently sell through Ebay and Amazon.com. Each year we have been in business we have had an increase in sales and have had a strong start to this year despite the slow down in retail purchasing but are expecting a strong holiday season. I am looking to use this loan to consolidate business debt at a lower interest rate and continue to expand my product line with the future plans of opening a physical location. I have borrowed funds in the past from another p2p lender and paid the loan off in full. I want to take advantage of this economic down time to get Lucky Dog Sports Gear in a strong financial position with adequate inventory for the holiday season. I want lenders to take a chance to fund Lucky Dog Sports Gear and make money from the interest.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	79
Revolving Credit Balance:	$11,078.00	Public Records On File:	0
Revolving Line Utilization:	50.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404823

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404823	$8,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404823. Member loan 404823 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,833 / month
Current employer:	Sentara Obici Hospital	Debt-to-income ratio:	21.85%
Length of employment:	8 years	Location:	Windsor, VA

Home town:	Norwalk
Current & past employers:	Sentara Obici Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to help my daughter finish with Nursing school so she can get on her feet the right way. I always pay my bills on time and most of the time I pay my bills off as soon as I get them. I am just a father that wants to be able to help my child in ways that I was unable to help her growing up. Thank you for your support.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	41
Revolving Credit Balance:	$12,806.00	Public Records On File:	0
Revolving Line Utilization:	38.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 404848

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404848	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404848. Member loan 404848 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	LACEY MFG	Debt-to-income ratio:	15.82%
Length of employment:	8 years 6 months	Location:	BRIDGEPORT, CT

Home town:	Bridgeport
Current & past employers:	LACEY MFG, clairal
Education:

This borrower member posted the following loan description, which has not been verified:

I HAVE TO PAY FOR SCHOOL

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$107,643.00	Public Records On File:	0
Revolving Line Utilization:	81.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 404854

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404854	$3,600	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404854. Member loan 404854 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	BSGPC	Debt-to-income ratio:	2.00%
Length of employment:	8 months	Location:	Vienna, VA

Home town:
Current & past employers:	BSGPC, E-Trade
Education:	George Mason

This borrower member posted the following loan description, which has not been verified:

I recently bought a place, would like to finance my furniture without opening a credit card to each and every stores.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,309.00	Public Records On File:	0
Revolving Line Utilization:	14.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 404857

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404857	$8,500	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404857. Member loan 404857 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Navy Federal Credit Union	Debt-to-income ratio:	23.42%
Length of employment:	9 years 5 months	Location:	ASHBURN, VA

Home town:	Beale Air Force Base
Current & past employers:	Navy Federal Credit Union, Staples, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I currently have a loan that I am trying to payoff as it's payments per month are 360 for the next three years. I am trying to buy a house and paying off this loan is the only thing holding me back.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,964.00	Public Records On File:	0
Revolving Line Utilization:	82.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404870

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404870	$3,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404870. Member loan 404870 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Liberty Pest Control	Debt-to-income ratio:	13.32%
Length of employment:	2 years 2 months	Location:	DUNLAP, CA

Home town:	Anchorage
Current & past employers:	Liberty Pest Control, Clark Pest Control, Krispy Creme
Education:

This borrower member posted the following loan description, which has not been verified:

Medical expenses not covered, deductable not met this year.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,099.00	Public Records On File:	0
Revolving Line Utilization:	36.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404944

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404944	$10,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404944. Member loan 404944 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,833 / month
Current employer:	Columbia County Sheriff's Office	Debt-to-income ratio:	14.93%
Length of employment:	1 year 4 months	Location:	Martinez, GA

Home town:	Rochester
Current & past employers:	Columbia County Sheriff's Office, Richmond County Sheriff's Office
Education:	University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

My wife and I have a retaining wall that holds up our neighbor's driveway. The wall was constructed over 20 years ago and is made of cinder blocks and does not have a drainage system or a solid footer. Our neighbor's house is a rental property and we have tried to work with him to repair the wall. Unfortunately, he could care less about his property, since he does not live there, and is not willing to help out at all. My wife and I moved to Georgia 4 years ago from Rochester, NY. We bought our first house when we moved here. The house was a bank repo and we put countless hours into making it livable. It is now a beautiful 3 bedroom, 1 1/2 bath ranch. We have a nice size lot but we have been unable to do anything with it because of the wall. The wall is leaning and continues to get worse. We are deathly afraid that the wall is going to fall soon and cause more damage than we can afford. With the poor drainage, and the water running off from our neighbor's driveway, we cringe when we hear a storm is coming! On a personal note, I am a deputy sheriff and my wife is an accountant. We have a 10 year old son and we both are enrolled in college full time. We are very responsible people and we are working to obtain our degrees (I will have my BS in Psychology in June and my wife will have her BA in Accounting in November) to better ourselves. We are not looking for an easy way out. We are simply asking for someone to give us the opportunity to get this wall repaired so that we can move on. Please feel free to contact us if you have any questions or concerns and we will be more than happy to address them. We have pictures of the wall as well as estimates for the removal of the existing wall and construction of a new wall with proper drainage if anyone is interested. We thank you in advance and look forward to hearing from you.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	70
Revolving Credit Balance:	$9,528.00	Public Records On File:	0
Revolving Line Utilization:	35.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 404953

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404953	$7,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404953. Member loan 404953 was requested on May 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Pioneer Screen	Debt-to-income ratio:	0.30%
Length of employment:	4 years	Location:	PORT SAINT LUCIE, FL

Home town:	Fort Pierce
Current & past employers:	Pioneer Screen
Education:	Indian River Community College

This borrower member posted the following loan description, which has not been verified:

Never late on my payments!!

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,127.00	Public Records On File:	0
Revolving Line Utilization:	11.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404976

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404976	$9,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404976. Member loan 404976 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	DuPont	Debt-to-income ratio:	15.72%
Length of employment:	1 year 7 months	Location:	Crofton, MD

Home town:	Crofton
Current & past employers:	DuPont
Education:	Loyola College in Maryland

This borrower member posted the following loan description, which has not been verified:

Hello! First off, I want it to be known that I am a prior borrower on Lending Club, and after 13 months of on-time auto-debit payments, I paid off my loan, in-full, early. This should prove that I will pay loans back as my credit is very important to me. I have saved up a lot of money and recently paid off all my credit cards (~$9,000). I was able to file a tax extension for 2008 taxes so that I have one more month to contribute to my Roth-IRA. I would like to get a loan from LC so that I may contribute to my IRA and have some spare money on hand to pay down other small bills. My credit and loyalty is very important to me, so I should not be considered an investment risk. I do not know if my credit report will show all the payoffs, as they were made at the end of March, but I will post screen shots of them if necessary. I appreciate your help!

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23.00	Public Records On File:	0
Revolving Line Utilization:	0.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 404982

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404982	$17,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404982. Member loan 404982 was requested on May 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	L-3 Communications	Debt-to-income ratio:	7.03%
Length of employment:	9 months	Location:	NEW YORK, NY

Home town:	Beacon
Current & past employers:	L-3 Communications, Bear Stearns Cos.
Education:	Florida State University

This borrower member posted the following loan description, which has not been verified:

Thank you for giving me a chance to consolidate my debt and start over!

A credit bureau reported the following information about this borrower member on May 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	63
Revolving Credit Balance:	$18,053.00	Public Records On File:	0
Revolving Line Utilization:	40.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 404984

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404984	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404984. Member loan 404984 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Allstate	Debt-to-income ratio:	5.81%
Length of employment:	1 year 1 month	Location:	SPRING, TX

Home town:	HOuston
Current & past employers:	Allstate, The Travelers Companies Inc., Mothers Against Drunk Driving
Education:	The University of Texas at Austin, The John Marshall Law School

This borrower member posted the following loan description, which has not been verified:

I bought my 2005 Dodge Durango Limited from my Cousin. It is in perfect condition with leather seats, moon roof etc. Online it goes for anywhere between 14k-16K. I borrowed the initial payment from my parents and I need to refinance it to pay my parents back.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$90.00	Public Records On File:	0
Revolving Line Utilization:	2.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 405008

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405008	$3,200	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405008. Member loan 405008 was requested on May 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	cady company	Debt-to-income ratio:	0.72%
Length of employment:	7 years 6 months	Location:	SCHUYLER LAKE, NY

Home town:	Ilion
Current & past employers:	cady company, Vulcan Materials
Education:

This borrower member posted the following loan description, which has not been verified:

I owe $2500.00 to my brother who has recently fallen on hard times and needs me to repay him as soon as possible. I also need about $700.00 to replace a rotting deck on the backside of my house.

A credit bureau reported the following information about this borrower member on May 23, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24.00	Public Records On File:	0
Revolving Line Utilization:	8.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 405012

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405012	$16,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405012. Member loan 405012 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$26,667 / month
Current employer:	Morgan Stanley	Debt-to-income ratio:	1.72%
Length of employment:	5 years	Location:	NEW YORK, NY

Home town:	Bridgeton
Current & past employers:	Morgan Stanley
Education:	Rider University

This borrower member posted the following loan description, which has not been verified:

I will have no problems affording this loan.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$66,442.00	Public Records On File:	0
Revolving Line Utilization:	93.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 405031

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405031	$4,750	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405031. Member loan 405031 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,333 / month
Current employer:	4G Wireless	Debt-to-income ratio:	14.55%
Length of employment:	2 months	Location:	las vegas, NV

Home town:	Tamuning
Current & past employers:	4G Wireless, Guamcell Communications, Guam Wireless Telephone Company
Education:	University of Guam

This borrower member posted the following loan description, which has not been verified:

Just moved and got a new job. Trying to pay off as much credit card debt as I can as well as bring down my current personal loan so I can save money and eventually be debt free. I want to pay off my credit cards and close them, pay down my personal loan or have it completely paid off with a lower loan amount. Want just one loan, one bill that I can afford.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,085.00	Public Records On File:	0
Revolving Line Utilization:	93.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405044

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405044	$9,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405044. Member loan 405044 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Kaiser Permanente	Debt-to-income ratio:	8.21%
Length of employment:	3 years	Location:	CONCORD, CA

Home town:	San Francisco
Current & past employers:	Kaiser Permanente, Tony la Russas animal rescue foundation, US marketing and promotions
Education:	Diablo Valley College

This borrower member posted the following loan description, which has not been verified:

Purpose of my loan is to consolidate my debts into one payment. I want to clean up loose ends and get out of credit card debt. Having one account to pay will simplify my finances. I will pay more than the minimum amount and I have solid employment with Kaiser Permanente health care provider. Thank you!

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	66
Revolving Credit Balance:	$19,696.00	Public Records On File:	0
Revolving Line Utilization:	86.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 405050

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405050	$7,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405050. Member loan 405050 was requested on May 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,725 / month
Current employer:	Northrop Grumman	Debt-to-income ratio:	6.20%
Length of employment:	2 years	Location:	ALEXANDRIA, VA

Home town:	Portland
Current & past employers:	Northrop Grumman
Education:	Mount Hood Community College, Lewis & Clark College

This borrower member posted the following loan description, which has not been verified:

This loan will be used to pay for moving expenses and short term expenses (security deposit, first months rent, moving company, etc.) incurred in moving from one apartment complex in Alexandria, Viginia to another in the same city. Elisa Tompkins has worked for Northrop Grumman for five years total, and Steven Wyman just moved to Alexandria after returning from a one year federal military deployment and was hired by American Security Programs. He is also planning on beginning a second job in late June / early July.

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	5
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405100

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405100	$12,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405100. Member loan 405100 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,167 / month
Current employer:	R.R. Donnelley & Sons	Debt-to-income ratio:	8.35%
Length of employment:	1 year	Location:	Danville, KY

Home town:	Danville
Current & past employers:	R.R. Donnelley & Sons, American Tokyo Rope (ATR)
Education:

This borrower member posted the following loan description, which has not been verified:

This loan will be used to consolidate the remaining balance on two credit card balances and for home improvement. I have been married for 33 years with one son, who is currently serving the country in the Air Force. I worked for A.T.R. , a wire manufacturer for 27 years before they went out of business due to the economic downturn. I am currently employed with a publishing company for the past year. I am financially stable and responsible. Looking to payoff some credit card debt and add a sunroom to my home. I am coming to the lending club community to help me go into retirement debt free and build a nice sunroom to enjoy a cold glass of iced tea. I will answer all question from potential lenders at my earliest convience. I thank you for viewing my listing.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1978	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	52
Revolving Credit Balance:	$17,737.00	Public Records On File:	0
Revolving Line Utilization:	23.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405105

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405105	$4,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405105. Member loan 405105 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	n/a	Debt-to-income ratio:	2.26%
Length of employment:	n/a	Location:	STATEN ISLAND, NY

Home town:	brooklyn
Current & past employers:
Education:	CUNY John Jay College Criminal Justice

This borrower member posted the following loan description, which has not been verified:

College expenses for my son for next semester; books and all expenses

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	25
Revolving Credit Balance:	$2,977.00	Public Records On File:	0
Revolving Line Utilization:	7.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405124

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405124	$4,500	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405124. Member loan 405124 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,417 / month
Current employer:	Charles Grayson Salon and SoCap	Debt-to-income ratio:	13.26%
Length of employment:	10 months	Location:	Rock Hill, SC

Home town:	Grove City
Current & past employers:	Charles Grayson Salon and SoCap, Ecotage Salon and Spa
Education:

This borrower member posted the following loan description, which has not been verified:

Hi, My credit score is good and my income is around 41000/year. I own a home, but my mortgage payment is 0 because my fiance takes care of all of the bills. My responsibilities are relatively low, so repaying this loan would be no problem at all. Thanks! Lindsay Schiller

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,596.00	Public Records On File:	0
Revolving Line Utilization:	33.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 405167

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405167	$15,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405167. Member loan 405167 was requested on May 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,667 / month
Current employer:	Hoboken Fire Dept	Debt-to-income ratio:	7.01%
Length of employment:	1 year 4 months	Location:	HOBOKEN, NJ

Home town:	Rahway
Current & past employers:	Hoboken Fire Dept, Home Depot
Education:	Monmouth University, Middlesex County College

This borrower member posted the following loan description, which has not been verified:

I intend to pay off my credit cards. I have a full time job as a fire fighter; and a part time job working at a big box home improvement store with an average of 30hrs a week. I've more than doubled monthly payments and also made an extra payment per month in the past. Its just that my payments were spread over three cards so it doesnt feel like I was redusing the debt as fast as i'd like. Considering this economy, I believe I have one of the few careers where the thought of getting laid off is close to nill and it also provideds substancial pay increases over the span of my career. In the past I received a loan of 5K and change that was paid off earlier than the 18 months while I only had one job.

A credit bureau reported the following information about this borrower member on May 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	28
Revolving Credit Balance:	$14,380.00	Public Records On File:	0
Revolving Line Utilization:	48.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 405274

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405274	$25,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405274. Member loan 405274 was requested on May 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:	Morongo Unified School District	Debt-to-income ratio:	7.00%
Length of employment:	9 years 5 months	Location:	Yucca Valley, CA

Home town:	Nashua
Current & past employers:	Morongo Unified School District, Copper Mountian College
Education:	National University, Arizona State University

This borrower member posted the following loan description, which has not been verified:

To pay contractors engaged to remodel.

A credit bureau reported the following information about this borrower member on May 15, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	77
Revolving Credit Balance:	$6,024.00	Public Records On File:	0
Revolving Line Utilization:	39.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 405291

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405291	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405291. Member loan 405291 was requested on May 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	RightWay Inc.	Debt-to-income ratio:	3.92%
Length of employment:	3 years 4 months	Location:	Oklahoma City, OK

Home town:	Chandler
Current & past employers:	RightWay Inc.
Education:	Oklahoma State University-Oklahoma City

This borrower member posted the following loan description, which has not been verified:

Hi my name is Shanna and I am requesting this loan to invest in a very profitable family business. The project I'm wanting the loan for is an Upscale Hair Salon which my family has owned for years. My Mom is trying to retire and I need the money to by her out. She is handing over the facility to take over payments. I am currently working for a very successful company and making good money. This is just something that will be a second income for me and my children. I want to be able to hand something down to them in the long run from there grandparents. Your money is secure with me since business is already be in place for years and the same managment that is currently there will stay there. I still plan on working with my current employers and keeping this secure income coming in. Thank you for taking the time out and looking over my request.

A credit bureau reported the following information about this borrower member on May 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,923.00	Public Records On File:	0
Revolving Line Utilization:	17.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 405303

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405303	$6,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405303. Member loan 405303 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	artfield and craftsmen inc.	Debt-to-income ratio:	9.77%
Length of employment:	14 years 1 month	Location:	ALHAMBRA, CA

Home town:	mississauga
Current & past employers:	artfield and craftsmen inc.
Education:	Loyola Marymount University

This borrower member posted the following loan description, which has not been verified:

I have one Citibank credit card that all of the sudden went from 9.99% to 24.99% APR for no apparent reason. I have been a very good customer for over 10 years, never missed a payment, and now they are saying I am a risky customer. I do not have any late payments on my credit or over the limit, not in collection, or anything. I do not know why they would do that. I have a 15k limit and barely at $6400 as of now and they are worried I will become credit unworthy for some reason.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	40
Revolving Credit Balance:	$15,377.00	Public Records On File:	0
Revolving Line Utilization:	50.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 405365

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405365	$5,600	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405365. Member loan 405365 was requested on May 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Sycuan Casino	Debt-to-income ratio:	16.84%
Length of employment:	6 years 5 months	Location:	Alpine, CA

Home town:	San Diego
Current & past employers:	Sycuan Casino, US Air Force
Education:	San Diego State University-Main Campus, Cuyamaca College

This borrower member posted the following loan description, which has not been verified:

I would like to pay off a credit card in a timely manner while saving on interest. I pay all my bills on time and would rather pay interest to people like me instead of a credit card company or a bank.

A credit bureau reported the following information about this borrower member on May 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,983.00	Public Records On File:	0
Revolving Line Utilization:	58.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405486

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405486	$9,600	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405486. Member loan 405486 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	OU Medical Center	Debt-to-income ratio:	23.52%
Length of employment:	3 years	Location:	NORMAN, OK

Home town:	Tulsa
Current & past employers:	OU Medical Center
Education:	University of Oklahoma Health Sciences Center

This borrower member posted the following loan description, which has not been verified:

Hi, the personal loan will be used to help with income while I am on pregnancy leave. I am scheduled to return to work in July 09. I have excellent credit and always pay my debts on time. Also, my husband just finished college and will be employed in the education system by August 09.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,405.00	Public Records On File:	0
Revolving Line Utilization:	42.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 405492

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405492	$9,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405492. Member loan 405492 was requested on May 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	us postal service	Debt-to-income ratio:	20.50%
Length of employment:	18 years 5 months	Location:	NORFOLK, VA

Home town:	brooklyn
Current & past employers:	us postal service
Education:

This borrower member posted the following loan description, which has not been verified:

To whom it may concern: I'm applying for this loan in order to pay off some debts.This would be the first step at rebuilding my credit.My plan also calls for the refinancing of my car loan,and obtaining a part time job to put towards my mortgage.

A credit bureau reported the following information about this borrower member on May 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	40
Revolving Credit Balance:	$18,454.00	Public Records On File:	0
Revolving Line Utilization:	83.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 405494

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405494	$10,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405494. Member loan 405494 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	MTA	Debt-to-income ratio:	3.81%
Length of employment:	27 years	Location:	YONKERS, NY

Home town:	Brooklyn
Current & past employers:	MTA
Education:

This borrower member posted the following loan description, which has not been verified:

The wedding is already 70% paid off, this is just to make sure everything I had plan for my son is made possible, whatever i don't use will we be paid back to my loan debt.

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1983	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 405548

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405548	$15,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405548. Member loan 405548 was requested on May 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$20,833 / month
Current employer:	CashCall Inc.	Debt-to-income ratio:	18.67%
Length of employment:	4 years 5 months	Location:	IRVINE, CA

Home town:	San Diego
Current & past employers:	CashCall Inc., HSBC, Household International, Glendale Federal Bank
Education:	Grossmont College, Southwestern College

This borrower member posted the following loan description, which has not been verified:

I have a stable job in the financial services industry as a Vice President of Loan Servicing. I have been in this industry for 25 years with each subsequent position having more responsibility. Being in this industry I truely understand the importance of paying your debts off and on time. As you can see from my credit report all bills have been paid on time. I would like to obtain a loan to consolidate my credit cards and get them paid of in a shorter time frame.

A credit bureau reported the following information about this borrower member on May 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,757.00	Public Records On File:	0
Revolving Line Utilization:	93.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405562

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405562	$3,600	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405562. Member loan 405562 was requested on May 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	State of California	Debt-to-income ratio:	21.95%
Length of employment:	11 years 6 months	Location:	Paso Robles, CA

Home town:	Paso Robles
Current & past employers:	State of California
Education:	Cuesta Community College

This borrower member posted the following loan description, which has not been verified:

My son has a part time job and would be able to help out with a small monthly payment. I want him to attend Community College full time when he graduates from High School so we are hoping for a reasonable payment.

A credit bureau reported the following information about this borrower member on May 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	55
Revolving Credit Balance:	$5,677.00	Public Records On File:	0
Revolving Line Utilization:	31.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405571

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405571	$6,450	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405571. Member loan 405571 was requested on May 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,583 / month
Current employer:	FlightSafety International - Berkshire Hathaway	Debt-to-income ratio:	20.48%
Length of employment:	1 year	Location:	Savannah, GA

Home town:	Amherst
Current & past employers:	FlightSafety International - Berkshire Hathaway
Education:	University of Michigan

This borrower member posted the following loan description, which has not been verified:

Hello, and thanks for taking a moment to consider my loan request. I'm a young, ambitious female professional and a graduate of the University of Michigan. Like many other people my age (and of all ages, for that matter), many of my life goals are held in check by the need for financing. I'm applying to business school at the University of Florida, but with the credit market tightening up, I know I'll need to expand my student loan options beyond the usual lenders. I have a full-time job with a very stable company, so I know I will have no problem fulfilling the monthly payment commitments. I hope you'll agree that I'm a very low risk and will make very productive use of your investment capital.

A credit bureau reported the following information about this borrower member on May 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,065.00	Public Records On File:	0
Revolving Line Utilization:	87.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405577

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405577	$14,500	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405577. Member loan 405577 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,167 / month
Current employer:	Houston Chronicle	Debt-to-income ratio:	18.66%
Length of employment:	9 years 6 months	Location:	Houston, TX

Home town:	Alexandria
Current & past employers:	Houston Chronicle
Education:

This borrower member posted the following loan description, which has not been verified:

I am seeking a personal loan to consolidate my debt. I would like to become debt free by the next 3 years or sooner! I am responsible with my payments and I have never been late. I looked into a conventional loan but most banks are not lending these types of loans these days. I also have cosigner for any extra security if this loan is accepted.

A credit bureau reported the following information about this borrower member on May 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,168.00	Public Records On File:	0
Revolving Line Utilization:	76.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 405602

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405602	$16,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405602. Member loan 405602 was requested on May 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,667 / month
Current employer:	BOOZ ALLEN HAMILTON	Debt-to-income ratio:	4.29%
Length of employment:	3 months	Location:	FAIRFAX, VA

Home town:	Charlotte
Current & past employers:	BOOZ ALLEN HAMILTON
Education:	Virginia Polytechnic Institute and State University (Virginia Tech)

This borrower member posted the following loan description, which has not been verified:

I recently got a great paying job with a Fortune 500 company and I'm trying to get a better rate on the credit card I opened in college. After raising my rate and being completely unwilling to negotiate, I decided to try Lending Club.

A credit bureau reported the following information about this borrower member on May 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,601.00	Public Records On File:	0
Revolving Line Utilization:	75.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 405608

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405608	$9,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405608. Member loan 405608 was requested on May 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Air Systems, Inc.	Debt-to-income ratio:	13.85%
Length of employment:	2 years 1 month	Location:	San Jose, CA

Home town:	Mountain View
Current & past employers:	Air Systems, Inc., Nissan, Sharper Image
Education:	West Valley College

This borrower member posted the following loan description, which has not been verified:

Old bike was stolen. Going to be paid off next week. Found a new bike that I would like to purchase. It is a 2008 Yamaha R1.

A credit bureau reported the following information about this borrower member on May 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,468.00	Public Records On File:	0
Revolving Line Utilization:	52.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 405651

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405651	$17,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405651. Member loan 405651 was requested on May 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Spectrum Health	Debt-to-income ratio:	19.44%
Length of employment:	10 months	Location:	Grand Rapids, MI

Home town:	Livonia
Current & past employers:	Spectrum Health, Staples, OfficeMax
Education:	Grand Valley State University

This borrower member posted the following loan description, which has not been verified:

Good credit and good payment history.

A credit bureau reported the following information about this borrower member on May 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,583.00	Public Records On File:	0
Revolving Line Utilization:	38.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 405699

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405699	$10,750	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405699. Member loan 405699 was requested on May 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Napa Women's Medical Group	Debt-to-income ratio:	7.45%
Length of employment:	9 months	Location:	Napa, CA

Home town:	Brooklyn
Current & past employers:	Napa Women's Medical Group
Education:	NY College of Osteopathic Medicine, Boston University, St Francis College, NY

This borrower member posted the following loan description, which has not been verified:

I am a physician who worked in NY for over 12 years. I was living separately from my husband for years because we both had children from previous marriages. My plan was to move to California to be with my husband when my children got older, and I did that this past year. However, there is something called a "tail" for coverage on my malpractice insurance that I would have to pay when moving out of state, in case a lawsuit was filed AFTER I moved, regarding a case that occurred prior to moving. This tail was $90,000. I thought I would be able to get a loan to pay the tail, but no one will lend me money because, now that I have moved, I have not been at my new address or new job long enough to qualify for a loan. I have a new job, as an employed physician, and I still own my home in NY, which has about a $100,000.00 mortgage on it but it is worth (recently appraised) $365.000. Again, no one will give me an equity loan, or a re-fi because i am not LIVING in that house now. So what did I have to do? Borrow some money from family, and put the rest on credit cards, at very high rates. And NOW, no one will gie me a loan because I have "too much revolving debt" on my credit cards. So I am truly stuck......

A credit bureau reported the following information about this borrower member on May 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1990	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	45	Months Since Last Delinquency:	2
Revolving Credit Balance:	$16,652.00	Public Records On File:	0
Revolving Line Utilization:	12.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 405708

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405708	$18,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405708. Member loan 405708 was requested on May 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,983 / month
Current employer:	Lennar Corp.	Debt-to-income ratio:	7.34%
Length of employment:	2 years 6 months	Location:	Columbus, NJ

Home town:	Akron
Current & past employers:	Lennar Corp.
Education:	Princeton University

This borrower member posted the following loan description, which has not been verified:

I would like to take out a $18,000.00 loan broken down as following: $12,000.00 for school tuition payment for my kids education and a $6,000.00 home improvement. I have a soild source of income, making a base salary of $147,000, plus bonus. My credit scores as of May 15th averaged 699 with a high of 718 and low of 683. I like using Lending Club for my credit source due to their competive rates and convenience. My credit report will indicate solid, on time payment history. I will provide any additional information as requested. This is a very safe and smart investment for any of you. I thank you for your consideration.

A credit bureau reported the following information about this borrower member on May 17, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$70,526.00	Public Records On File:	0
Revolving Line Utilization:	14.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 405724

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405724	$8,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405724. Member loan 405724 was requested on May 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,350 / month
Current employer:	Buck Consultants	Debt-to-income ratio:	18.45%
Length of employment:	2 years	Location:	Colma, CA

Home town:	San Diego
Current & past employers:	Buck Consultants
Education:	University of California-Berkeley (Cal UC Berkeley), San Francisco State University

This borrower member posted the following loan description, which has not been verified:

Trying to get a better interest rate than my current credit card interest rate. I used my credit card a lot during college, for necessary purchases, and am now financially stable enough to pay off what I owe.

A credit bureau reported the following information about this borrower member on May 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,855.00	Public Records On File:	0
Revolving Line Utilization:	48.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405727

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405727	$15,600	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405727. Member loan 405727 was requested on May 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Mesquite ISD	Debt-to-income ratio:	4.06%
Length of employment:	7 years	Location:	DALLAS, TX

Home town:	Plattsburg
Current & past employers:	Mesquite ISD
Education:	Southern Methodist University, Amberton University

This borrower member posted the following loan description, which has not been verified:

I have two credit cards whose interest rates are high due to spending by a second party. I would like to consolidate these and pay the debt off early. I am a teacher with a solid income and no dependents. I rent, and have a second income during the summers.

A credit bureau reported the following information about this borrower member on May 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	40
Revolving Credit Balance:	$16,594.00	Public Records On File:	0
Revolving Line Utilization:	55.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 405759

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405759	$4,750	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405759. Member loan 405759 was requested on May 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,417 / month
Current employer:	Riverside School District	Debt-to-income ratio:	18.28%
Length of employment:	6 months	Location:	Scranton, PA

Home town:	East Smithfield
Current & past employers:	Riverside School District, Macy's Inc.
Education:	Marywood University

This borrower member posted the following loan description, which has not been verified:

I will be using this loan to pay for my summer classes at the college i attend and be purchasing a notebook computer so i can be up to date with writing and getting my work done.

A credit bureau reported the following information about this borrower member on May 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$842.00	Public Records On File:	0
Revolving Line Utilization:	6.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 405774

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405774	$10,400	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405774. Member loan 405774 was requested on May 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Port of Los Angeles	Debt-to-income ratio:	21.84%
Length of employment:	1 year 4 months	Location:	Huntington Beach, CA

Home town:	Madera
Current & past employers:	Port of Los Angeles, The Home Depot 2004-2008
Education:	California State University-Long Beach (CSULB)

This borrower member posted the following loan description, which has not been verified:

I am currently paying high interest rates on 2 different credit cards. Both these credit cards are 18% and 19.5%. I am a recently college graduate and have my Bachelors of Science degree in Civil Engineering. I am currently working for the Port of Los Angeles. I have no problem making the payments on my credit cards, I am just wanting to consolidate my debt and pay less in interest. My goal is to be able to pay this loan off within a year.

A credit bureau reported the following information about this borrower member on May 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	35
Revolving Credit Balance:	$2,773.00	Public Records On File:	0
Revolving Line Utilization:	30.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405789

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405789	$18,250	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405789. Member loan 405789 was requested on May 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Contra Costa County Office of Education	Debt-to-income ratio:	14.27%
Length of employment:	14 years 9 months	Location:	Walnut Creek, CA

Home town:	NYC
Current & past employers:	Contra Costa County Office of Education
Education:	University of California-Berkeley (Cal UC Berkeley)

This borrower member posted the following loan description, which has not been verified:

I'm hard working, been a speech pathologist for 29 years working with disabled children. My husband has been on SS disability for 5 years. Younger son in college, I took on a Saturday job but unfortunately, too much credit card debit- at 20+%! Due to tight credit, unable to refinance house (but we are NOT underwater!).Luckily, my job is secure. I feel like I can't catch up with these interest rates!

A credit bureau reported the following information about this borrower member on May 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1981	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	34	Months Since Last Delinquency:	6
Revolving Credit Balance:	$127,393.00	Public Records On File:	0
Revolving Line Utilization:	52.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405840

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405840	$5,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405840. Member loan 405840 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	92nd St Y	Debt-to-income ratio:	3.77%
Length of employment:	2 years 9 months	Location:	Astoria, NY

Home town:	Asoria
Current & past employers:	92nd St Y, Beth Israel Medical Center
Education:	CUNY Borough of Manhattan Community College

This borrower member posted the following loan description, which has not been verified:

hello, I'm requesting this loan today to start a new life with my 2 sons (ages 5 & 10). I'm leaving my husband to embark on a journey to independance. where I can raise my children with high values and morals while providing the comfortablility they're acustom to. Unfortunately I don't have enough money saved to rent and furnish an apartment. this loan will be my starting point in showing my sons that anything is possible. I'm very responsible and committed to everything I set my mind to. I have a stable job, good credit, and an exciting future ahead of me. thank you for your time and consideration. Tatiana

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,946.00	Public Records On File:	0
Revolving Line Utilization:	44.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 405857

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405857	$5,200	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405857. Member loan 405857 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Town of Wareham	Debt-to-income ratio:	9.48%
Length of employment:	3 years 2 months	Location:	East Wareham, MA

Home town:	New Haven
Current & past employers:	Town of Wareham
Education:	Stonehill College

This borrower member posted the following loan description, which has not been verified:

I am looking to finance the payment for a motorcycle. I am a responsible borrower and have held a fulltime jobs for three years since graduating college. I have almost unlimited amount of potential for overtime and extra income so I can always earn more money to help pay bills.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	16
Revolving Credit Balance:	$4,096.00	Public Records On File:	0
Revolving Line Utilization:	48.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 405894

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405894	$3,200	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405894. Member loan 405894 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,917 / month
Current employer:	FM Global	Debt-to-income ratio:	11.00%
Length of employment:	6 years 2 months	Location:	Bay Point, CA

Home town:	Okinawa
Current & past employers:	FM Global
Education:

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan because I would like to consolidate my debt. Currently I have 2 credit cards and a small loan that I would like to consolidate into one payment. I believe this would help me stay better on top of my situation, as well as help me with a possible lower interest rate. ~thank you for your time~

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,371.00	Public Records On File:	0
Revolving Line Utilization:	48.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 405898

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405898	$12,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405898. Member loan 405898 was requested on May 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Blue Ridge Design Group	Debt-to-income ratio:	15.00%
Length of employment:	5 months	Location:	GAINESVILLE, GA

Home town:	Hendersonville
Current & past employers:	Blue Ridge Design Group
Education:	Kennesaw State University

This borrower member posted the following loan description, which has not been verified:

We are at the end of our vehicle lease. Because of the economy, our total household income has been dramatically reduced. We are looking at every bill, and my husband is working as many jobs as possible to weather the storm. We are looking to purchase a reliable used vehicle to get around town. I am a stay at home mom who needs to carry safely our two small children. At the price point we are looking at, many dealers will not entertain financing. And the cars they have at that price point are not the most reliable. We are looking to buy a "Edmunds" recommended used car from a private seller. Thank you for your consideration

A credit bureau reported the following information about this borrower member on May 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,328.00	Public Records On File:	0
Revolving Line Utilization:	38.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405907

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405907	$3,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405907. Member loan 405907 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Dave & Buster's	Debt-to-income ratio:	16.23%
Length of employment:	2 years 7 months	Location:	Conroe, TX

Home town:	Bryan
Current & past employers:	Dave & Buster's, American Eagle Outfitters
Education:	University of North Texas

This borrower member posted the following loan description, which has not been verified:

I will participating in an unpaid internship in New York City this summer to further my education at the University of North Texas. I just found out about this amazing opportunity a week ago and it is past the deadline for a student loan from the school.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,146.00	Public Records On File:	0
Revolving Line Utilization:	40.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 405930

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405930	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405930. Member loan 405930 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	OPTIMIZED CASH FLOW	Debt-to-income ratio:	0.36%
Length of employment:	3 years 6 months	Location:	LAS VEGAS, NV

Home town:
Current & past employers:	OPTIMIZED CASH FLOW
Education:

This borrower member posted the following loan description, which has not been verified:

OCF Green Ventures, Inc. is a recently registered Nevada corporation that will sell integrated Solar Energy / Shade Structures incorporated with 3rd generation solar photovoltaic organic cells and materials, offering not only superior ultra violet sun blocking as well as protection from wind and rain, but also the most technologically advanced, economical, and innovative green energy solution, by generating clean, green energy from the sun above, while protecting everything below; these are fully-functional, aesthetically pleasing, large and small and highly efficient green-friendly tension-membrane or fabric shade structures with uses ranging from umbrellas, awnings, and canopies at private residences to parking lot shade structures, shaded areas at sports stadiums, amphitheaters, shopping malls, car washes, car dealerships, hotels/resorts/casinos, restaurants, golf courses, public walkways, marinas, and any place where the comfort and safety of shade and green energy generation are desired. For detailed information / business plan please visit: http://www.optimized-cashflow.com/skypowerbp.pdf

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,222.00	Public Records On File:	0
Revolving Line Utilization:	2.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 405940

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405940	$5,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405940. Member loan 405940 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Northrop Grumman	Debt-to-income ratio:	9.82%
Length of employment:	3 years 9 months	Location:	BALTIMORE, MD

Home town:	Philadelphia
Current & past employers:	Northrop Grumman, Restoration Hardware, London Fog
Education:

This borrower member posted the following loan description, which has not been verified:

I am going to use this money to pay off the negative equity in my 1st car (which requires some major engine work) so I don't have to keep (2) cars on my insurance. I plan on either donating the car for a tax writeoff or selling it to a dealer like Carmax and using whatever I get for it to pay down the principal.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	20
Revolving Credit Balance:	$4,554.00	Public Records On File:	0
Revolving Line Utilization:	51.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 405955

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405955	$4,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405955. Member loan 405955 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	n/a	Debt-to-income ratio:	22.32%
Length of employment:	n/a	Location:	BETHLEHEM, PA

Home town:
Current & past employers:	US POSTAL SERVICE
Education:	HIGH SCHOOL

This borrower member posted the following loan description, which has not been verified:

PERSON WITH PROPERTY NEEDS LOAN TO CONSOLIDATE AND WORKING CAPITAL ,2 UNITS READY FOR RENTAL SOON WITHIN TWO WEEKS.I AM RETIRED FROM POST OFFICE WITH PENSION AND RENTAL PROPERTY IN BETHLEHEM PA.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1989	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	14
Revolving Credit Balance:	$12,121.00	Public Records On File:	0
Revolving Line Utilization:	89.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 405960

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405960	$7,200	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405960. Member loan 405960 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Artisan Music Studios	Debt-to-income ratio:	0.41%
Length of employment:	9 years 6 months	Location:	Woburn, MA

Home town:	Toronto
Current & past employers:	Artisan Music Studios
Education:	The New England Conservatory of Music (Master of Music), Humber College, Toronto CA (B.A Music)

This borrower member posted the following loan description, which has not been verified:

I am the Executive Director of an early childhood music education company. We are committed to providing quality music instruction and supplies for students of all ages and levels. Our staff is comprised of highly-trained musicians who have been carefully selected based on their love for working with children and passion for music education. We currently offer music programs at 34 locations within our surrounding area. These include schools in the Public School system, as well as a number of private schools and community centers in the area. We have been in operation for almost 10 years. I am applying for this loan to extend the business. We are well advanced in the process of renovating and opening a music immersion childcare center with a strong emphasis on the arts. We will offer a uniquely balanced curriculum that is both academically stimulating and fun, as children associate learning with specialized early childhood music instruction. The center will serve 82 children in six classrooms, infant through preschool age, and will offer full day care year round. This loan will help cover the cost of furnishing the center. The center is being renovated as a "green" facility and programming will incorporate environmental awareness through various activities, such as our summer gardening program. The center is conveniently located on 2 acres of beautifully maintained grounds where children will enjoy a variety of outdoor activities. I really believe that the Arts are truly essential to a child's overall education, and decry the current decline of the Arts in today's educational system. Not only is this a solid investment, but you are also contributing to a good cause. I am a hardworking individual, and I believe in honesty and integrity in my business. I will honor your investment in this business.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,533.00	Public Records On File:	0
Revolving Line Utilization:	16.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 405963

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405963	$5,500	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405963. Member loan 405963 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,306 / month
Current employer:	Instrumentation Laboratory	Debt-to-income ratio:	14.35%
Length of employment:	2 years 6 months	Location:	Lynn, MA

Home town:
Current & past employers:	Instrumentation Laboratory, United Airlines
Education:	Northeastern University

This borrower member posted the following loan description, which has not been verified:

I have a credit card for which I added my mother as an authorized user. She put my credit card over the limit which caused my rate to increase to 29.99 percent. Note that I have always paid to bring it back down below the credit limit and have never been late paying this card. I have since taken the credit card away from her and plan on closing the account. For the last three years I have not had a single late payment on any of my credit cards / home loan / student loans / etc. The only blemish on my credit report is a car loan I co-signed for a friend. When he stopped paying, I paid off the loan so that it would not destroy my credit and took ownership of the car. That loan has since been paid off and the car sold. I work full time and I own a two-family home which I rent as two individual units. The purpose of this loan is to send a nice F-You to my credit card company because they would not lower my rate even though I have had a good payment history with them.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,659.00	Public Records On File:	0
Revolving Line Utilization:	91.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405980

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405980	$10,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405980. Member loan 405980 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,167 / month
Current employer:	Marcum & Kliegman	Debt-to-income ratio:	24.62%
Length of employment:	1 year 9 months	Location:	Huntington Station, NY

Home town:	Huntington Station
Current & past employers:	Marcum & Kliegman
Education:	Long Island University-C W Post Campus

This borrower member posted the following loan description, which has not been verified:

I am a young professional who recently is experiencing major financial cut-backs due to the economy. I have been consistently employed and am not in danger of losing my job.I have always had good credit and am not a spender nor do I make late payments. I am interested in temporarily obtaining additional financing until my firm decides to raise our salaries back to the appropriate level, which recently got reduced due to the economic recession. I am looking to obtain a modest rate loan to transfer my high rate credit card balances which can give me more financial flexibility to endure the next 6-12 months.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1984	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,607.00	Public Records On File:	0
Revolving Line Utilization:	57.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405994

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405994	$10,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405994. Member loan 405994 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	TCO Satellite, Inc.	Debt-to-income ratio:	20.20%
Length of employment:	1 year 10 months	Location:	Hacienda Heights, CA

Home town:	Diamond Bar
Current & past employers:	TCO Satellite, Inc., Pacific Omni International, Inc.
Education:	Mt. San Antonio College

This borrower member posted the following loan description, which has not been verified:

I have a bank of america credit card and it has very high interest rate, Because i used cash advance for many times. I believe the loan interest rate will be much lower than my credit card interest rate.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,274.00	Public Records On File:	0
Revolving Line Utilization:	93.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406019

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406019	$12,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406019. Member loan 406019 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	wegmans	Debt-to-income ratio:	10.51%
Length of employment:	6 years 2 months	Location:	SYRACUSE, NY

Home town:	syacuse
Current & past employers:	wegmans
Education:

This borrower member posted the following loan description, which has not been verified:

Get a reliable vehicle

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1975	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	46	Months Since Last Delinquency:	16
Revolving Credit Balance:	$1,551.00	Public Records On File:	0
Revolving Line Utilization:	3.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 406026

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406026	$3,300	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406026. Member loan 406026 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,643 / month
Current employer:	SRA International, Inc.	Debt-to-income ratio:	23.17%
Length of employment:	2 years 5 months	Location:	Alexandria, VA

Home town:	New York
Current & past employers:	SRA International, Inc., Science Applications International
Education:	George Washington University (GW)

This borrower member posted the following loan description, which has not been verified:

I have been a loyal Discover Card member for many years now. Recently, they cut my credit limit in half so that my new credit limit is $200 shy of what I owe on the card. I have just been approved for a mortgage and don't want this to negatively affect my credit report because I'm now using almost 100% of my credit limit on my Discover Card. I have never been late with my payments since joining Discover Card, I have good credit and have pretty much, been an exemplary customer. This just really ticks me off. I'd like to pay off the balance of the card and not give them any more of my money.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,890.00	Public Records On File:	0
Revolving Line Utilization:	48.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 406030

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406030	$15,250	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406030. Member loan 406030 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,633 / month
Current employer:	Retired	Debt-to-income ratio:	23.64%
Length of employment:	n/a	Location:	Ocala, FL

Home town:	Moorestown
Current & past employers:	Retired, Farmers Bank of Maryland, Dixon's Furniture
Education:

This borrower member posted the following loan description, which has not been verified:

I HAVE 10000 IN CREDIT CARD ALWAYS PAY ALL MY BILLS ON TIME AND NOW THEY HAVE RAISED MY RATES TO OVER 18%. I WOULD RATHER PAY THEM OFF AND HELP PEOPLE MAKE SOME MONEY INSTEAD OF THE BANKS THE REST OF THE MONEY WILL BE USED TO TURN A OLD OFFICE INTO A IN- LAW APT FOR ME TO LIVE WITH MY GRANDDAUGHTER. I AM MOVING IN WITH THEM AND SELLING MY HOUSE IN MD. THANKS

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1982	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	33	Months Since Last Delinquency:	13
Revolving Credit Balance:	$15,277.00	Public Records On File:	0
Revolving Line Utilization:	24.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406033

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406033	$6,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406033. Member loan 406033 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	Octapharma	Debt-to-income ratio:	13.23%
Length of employment:	1 month	Location:	Bridgewater, NJ

Home town:	Englewood Cliffs
Current & past employers:	Octapharma
Education:	Bloomsburg University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

I need the loan to purchase a vehicle due to needing to travel to my office daily.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,965.00	Public Records On File:	0
Revolving Line Utilization:	58.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406054

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406054	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406054. Member loan 406054 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,975 / month
Current employer:	OfficeMax	Debt-to-income ratio:	10.08%
Length of employment:	10 years 3 months	Location:	WALNUT CREEK, CA

Home town:	Sacramento
Current & past employers:	OfficeMax, Dugan Technologies, Contra Costa County
Education:	Diablo Valley College

This borrower member posted the following loan description, which has not been verified:

I wish to use this loan to consolidate all of the credit card balances I currently owe. I want to be more financially stable, be able to more properly balance and live within my budget and to stop using credit cards altogether. I have had a credit history for almost 10 years and my current credit score is about 764. I have never been late on any payments and have no negative records in my history. My education includes a high school degree and a AA college degree. I have been employed at an OfficeMax retail store since February of 1999 and have no plans on leaving anytime soon. My take home pay per month after taxes and health insurance is about $1400 per month. While that is not considered a lot of money, I have no other major bills besides rent, utilities, food and the credit cards which I will pay off with this loan. I have lived with my family in the same residence for the past 19 years and my portion of the rent is $400. I am not married and have no children of my own so I do not have a financial responsibility in that arena. If I keep within my budget including this loan payment I will have over $300 left over per month. I hope that you will consider my application and know that I am a trustworthy and honest individual who will faithfully and completely fulfill the requirements of the loan. Thank you.

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,596.00	Public Records On File:	0
Revolving Line Utilization:	29.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406057

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406057	$15,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406057. Member loan 406057 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,650 / month
Current employer:	CJ Plaza	Debt-to-income ratio:	0.00%
Length of employment:	8 years	Location:	Artesia, CA

Home town:	Tokyo
Current & past employers:	CJ Plaza
Education:	Incheon National University

This borrower member posted the following loan description, which has not been verified:

I sold restaurant and the escrow will be closed in two weeks. I sold my business for $160,000 and I have to pay off $70,000 business loan under my name. then, I will have around $100,000 in hand after. I saw two new business locations and it worth around $100,000~120,000. The reason that I get a loan is because I need extra money to purchase new business. As you see my credit report, I do not have any credit card debt or home mortage. I pay the payments on time, pay off, and honestly speaking, I do not like paying stuff with my credit card. I hope that I explain well on this listing. Thank you for reviewing my note. Have a good one everyone!

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1986	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406068

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406068	$4,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406068. Member loan 406068 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$886 / month
Current employer:	ResNet Services	Debt-to-income ratio:	13.54%
Length of employment:	3 years 8 months	Location:	Eugene, OR

Home town:	Roseburg
Current & past employers:	ResNet Services, South Eugene High School, Sherms Thunderbird, Douglas County Museum of History and Natural History
Education:	University of Oregon, Umpqua Community College, Kent State University-Kent Campus

This borrower member posted the following loan description, which has not been verified:

I graduated from the University of Oregon with a BA in Computer Information Science, minor in Japanese. This year, I will begin graduate studies at Kent State University's Journalism department, where I was also offered an assistantship. I have never missed a payment on my credit cards, phone bill, utilities, or other debts. As I'm still in school, I do have some student loans, but they currently amount to only around $7,000 in four years. If you choose to borrow from me, I promise to make timely payments and be a good return for your investment. Thank you for reading this, and I hope you can help me get a car and move to Ohio to fulfill my dream of a higher education.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406071

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406071	$13,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406071. Member loan 406071 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,333 / month
Current employer:	Natural Resources Defense Council	Debt-to-income ratio:	19.03%
Length of employment:	7 years 8 months	Location:	Washington, DC

Home town:	Ponce
Current & past employers:	Natural Resources Defense Council, Alliance to Save Energy
Education:	American University

This borrower member posted the following loan description, which has not been verified:

I would like to obtain a loan to consolidate existing debt at a better rate (i.e. pay off existing debt, much of it incurred because of the illness of a pet). Also, the loan would allow me to complete my grad school tuition payment for the upcoming term. I am a responsible person and have a long history of making payments on time.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,902.00	Public Records On File:	0
Revolving Line Utilization:	94.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406072

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406072	$12,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406072. Member loan 406072 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,788 / month
Current employer:	Experian	Debt-to-income ratio:	15.38%
Length of employment:	1 year 10 months	Location:	Canton, GA

Home town:	Slidell
Current & past employers:	Experian, CarMax
Education:	University of New Orleans, University of Louisiana at Lafayette

This borrower member posted the following loan description, which has not been verified:

I am a single-income earner and am going through a court-ordered separation. I am on a credit card account, and my spouse is listed as a joint cardholder. I tried to have her removed, but the card issuer said that they would remove her once the account was paid in full. I have never been delinquent and have been employed for almost 13 years. I have successfully paid multiple auto loans and I have successfully paid my mortgage since we bought our first house 8 years ago.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$79,083.00	Public Records On File:	0
Revolving Line Utilization:	67.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 406080

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406080	$18,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406080. Member loan 406080 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	n/a	Debt-to-income ratio:	16.46%
Length of employment:	5 years 8 months	Location:	Bronx, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Hi Lenders, I'm looking for a loan to consolidate my debt. Due to unforseen occurances, I was forced to utilize my credit cards for an emergency situation. Now, they're hitting me with insane interest rates. This loan will help me to get my life back to where it used to be. Thanks in advance for your time and consideration.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,173.00	Public Records On File:	0
Revolving Line Utilization:	83.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 406092

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406092	$4,750	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406092. Member loan 406092 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,625 / month
Current employer:	compass group	Debt-to-income ratio:	18.72%
Length of employment:	2 years	Location:	greenacres, FL

Home town:	West Palm Bch
Current & past employers:	compass group
Education:

This borrower member posted the following loan description, which has not been verified:

need a new car

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	67
Revolving Credit Balance:	$628.00	Public Records On File:	0
Revolving Line Utilization:	78.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406126

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406126	$9,800	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406126. Member loan 406126 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	oGroup LLC	Debt-to-income ratio:	12.41%
Length of employment:	1 year 3 months	Location:	Cresskill, NJ

Home town:	Moscow
Current & past employers:	oGroup LLC, GSC Group, Law Offices of Charles Tolbert, Chemily LLC, NTSS Inc, Indiana University (Bloomington, IN), Elysium Networks, Bergen Family Center (Englewood, NJ)
Education:	Rutgers University at Newark

This borrower member posted the following loan description, which has not been verified:

Hi, After successfully administering ecommerce sites in the past, I am in the process of launching an electronics store network for online shoppers. The products that will be offered are mostly cell phones but accessories and other popular electronics will also be offered. The funds requested are needed for initial start up costs as well as minimal inventory purchases. Market research has been conducted and the most selling products need to be in stock for adequate shipping times, others are available for purchase or drop shipping from contracted suppliers. Due to the nature of the business, I was not able to go into much details but I can if contacted. Thank you, Dmitriy

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,840.00	Public Records On File:	0
Revolving Line Utilization:	80.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 406127

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406127	$2,500	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406127. Member loan 406127 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$533 / month
Current employer:	none	Debt-to-income ratio:	10.13%
Length of employment:	n/a	Location:	Tallahassee, FL

Home town:	Miami
Current & past employers:	none, DSW ShoeWarehouse
Education:	Florida Agricultural and Mechanical University, Miami Dade College

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, I am a full-time undergraduate student with about 6 months remaining to graduate with a bachelor's degree in nursing. My ultimate goal is to pursue a master's degree in neonatal care because I have a profound passion for the care and well-being of children. Ironically enough, I am also an expecting mother who is now facing the miscellaneous expenses that accompany having a new baby. I would utilize the loan to obtain the items necessary for the growth, development, and nourishment of a new child. I want to be able to provide the absolute best care for my unborn child. What makes me a great candidate for the loan is my love for one of the greatest gifts to mankind: children, and I strongly hope to one day be able to provide outstanding care as well as execute my role as a client advocate within the health care system.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,390.00	Public Records On File:	0
Revolving Line Utilization:	53.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406135

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406135	$18,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406135. Member loan 406135 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,250 / month
Current employer:	bearing point	Debt-to-income ratio:	19.71%
Length of employment:	2 years 7 months	Location:	fairfax, VA

Home town:
Current & past employers:	bearing point
Education:	Central Michigan University

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit card debt which is presently at 0% but will go up as the promotional period expires. You will find in me a good borrower as I have never defaulted on a debt and have a good job. Instead of paying to my credit card company I would like to see if I can get a good deal at lendingclub.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,525.00	Public Records On File:	0
Revolving Line Utilization:	58.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406136

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406136	$3,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406136. Member loan 406136 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,916 / month
Current employer:	Clayton Co Bd of ED	Debt-to-income ratio:	23.21%
Length of employment:	6 years	Location:	THOMASTON, AL

Home town:	Mobile
Current & past employers:	Clayton Co Bd of ED, Marengo Co Bd of Education
Education:	Tuskegee University, University of West Alabama

This borrower member posted the following loan description, which has not been verified:

My step dad died in 2005. My mother had to go to court with my step sisters and brothers to claim her share of the property. I am going to use this money to help her pay the court cost. I feel that I am a good candidate for the loan because of my credit history. I am a firm beiever that anything borrowed should be repaid or returned whatever the case may be. I have always paid my bills eithe ahead or on time. I was taught a persons word should be their bond.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1977	Delinquent Amount:	$0.00
Open Credit Lines:	44	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	86	Months Since Last Delinquency:	67
Revolving Credit Balance:	$9,194.00	Public Records On File:	0
Revolving Line Utilization:	9.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406148

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406148	$5,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406148. Member loan 406148 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	Carnival Cruise Lines	Debt-to-income ratio:	7.72%
Length of employment:	5 years 9 months	Location:	MIAMI, FL

Home town:	Havana
Current & past employers:	Carnival Cruise Lines
Education:	Florida International University

This borrower member posted the following loan description, which has not been verified:

I have accommulated debt over the years that I need to resolve since I do not like to know that I am owing large amounts to anyone. I've requested loans before and have had great credit scores with all my accounts. So I yearn to be able to clear these accounts as soon as possible. Thank You!

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,263.00	Public Records On File:	0
Revolving Line Utilization:	21.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406170

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406170	$12,250	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406170. Member loan 406170 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	solo company	Debt-to-income ratio:	22.96%
Length of employment:	20 years	Location:	bolingbrook, IL

Home town:
Current & past employers:	solo company
Education:

This borrower member posted the following loan description, which has not been verified:

This loan is to help out my daughther in finishing her college degree. Her major is nursing and she already got accepted into the program. I want to apply for this loan so that she can focus on her education and get good grades instead of stressing over a full-time job and her college courses and getting by on her grades

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	41
Revolving Credit Balance:	$624.00	Public Records On File:	0
Revolving Line Utilization:	2.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 406211

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406211	$9,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406211. Member loan 406211 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	Raytheon	Debt-to-income ratio:	20.33%
Length of employment:	1 year 2 months	Location:	ASHBURN, VA

Home town:	Lawton
Current & past employers:	Raytheon, Northrop Grumman
Education:	University of Mary Washington

This borrower member posted the following loan description, which has not been verified:

Purpose of the loan is cover some childbirth medical expenses in hospital as well as baby items like stroller and crib. My husband and I make six figures respectively and have a solid paying history and will not default on this loan. We both have very stable jobs in the govt consulting industry. We own our home, but it is currently underwater hence why a home equity isnt feasible. However we continue to honor our mortgage payments and be responsible owners in these times. We just would like a stable fixed loan over 36 mths rather than piling all our baby expenses on credit cards where we've heard rates fluctuate and credit card issuers are abusing their practices. We don't want to be in hurry to pay everything off or have our cc debt hurt our FICO scores in case. A loan just feels reasonable for us to handle and make regular payments on it as we worry about raising our first child!

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,590.00	Public Records On File:	0
Revolving Line Utilization:	22.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406212

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406212	$10,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406212. Member loan 406212 was requested on May 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$19,167 / month
Current employer:	GMCF	Debt-to-income ratio:	5.40%
Length of employment:	13 years 2 months	Location:	Locust Grove, GA

Home town:	Covington
Current & past employers:	GMCF
Education:	Georgia Institute of Technology, Medical University of South Carolina

This borrower member posted the following loan description, which has not been verified:

Loan to consolidate debt for several credit card loans, sears, citibank, helzberg, rooms to go

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1976	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,501.00	Public Records On File:	1
Revolving Line Utilization:	33.00%	Months Since Last Record:	86
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406221

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406221	$10,800	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406221. Member loan 406221 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	HSBC MORTGAGE COPR USA	Debt-to-income ratio:	16.94%
Length of employment:	11 years 6 months	Location:	DEPEW, NY

Home town:	Buffalo
Current & past employers:	HSBC MORTGAGE COPR USA
Education:	villa marie college, university of buffalo

This borrower member posted the following loan description, which has not been verified:

To pay higher rate Chase card with balance to be put on auto loan

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,978.00	Public Records On File:	0
Revolving Line Utilization:	84.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406232

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406232	$14,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406232. Member loan 406232 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,083 / month
Current employer:	AT&T Inc.	Debt-to-income ratio:	13.06%
Length of employment:	11 years 6 months	Location:	Covina, CA

Home town:	Los Angeles
Current & past employers:	AT&T Inc., AT&T Inc.
Education:	Citrus College

This borrower member posted the following loan description, which has not been verified:

want to consolidate credit cards balances

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1988	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	44	Months Since Last Delinquency:	10
Revolving Credit Balance:	$46,017.00	Public Records On File:	0
Revolving Line Utilization:	9.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 406251

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406251	$5,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406251. Member loan 406251 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	pennrose management company	Debt-to-income ratio:	0.38%
Length of employment:	2 years 9 months	Location:	ridley park, PA

Home town:	Darby
Current & past employers:	pennrose management company
Education:

This borrower member posted the following loan description, which has not been verified:

I have an annual income of 48k and currently have no debt. Since housing prices have come down and the government is offering a 8k tax credit for first time homeowners, I figure now is the time to purchase my first home! However, I currently have little saved for a downpayment. With this loan, I will be able to put down the required down payment and pay closing costs on a 80k home. With my income and tax credit, I will have no trouble affording my loan payments. Thank You in advance for helping me purchase my new home!

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$536.00	Public Records On File:	0
Revolving Line Utilization:	7.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 406261

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406261	$6,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406261. Member loan 406261 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	The Fay School	Debt-to-income ratio:	24.27%
Length of employment:	8 months	Location:	worcester, MA

Home town:	Madison
Current & past employers:	The Fay School
Education:	Clark University

This borrower member posted the following loan description, which has not been verified:

Dear lenders, I'd like to provide you with an overview of my debts, my current and future financial situation, a note as to why I've come to Lending Club instead of a bank, and a little about myself. I am a recent college graduate (class of '08) in Massachusetts who is employed by a private school's technology department. My current gross annual income is 35,000 and I am receiving a promotion which will come into effect in early July. While the new salary has not yet been negotiated, it will be a substantial increase (in excess of 10%). I own a fully paid off car and rent a very inexpensive apartment (I have roommates, and pay a total of $400 a month after all utilities). If you have already looked at my credit report, you will see that there are some small revolving balances as well as large installment ones. The large installment balances are loans related to my education. They are co-signed by my father, and he is the one who has been making the scheduled payments to them. His financial situation is very secure and I see no reason he will not repay those ahead of schedule. My request today, however, involves the revolving debt. You will notice three accounts of interest, a Citi card account, a Capital One card account, and a Dell Financial Services account. The three accounts charge 19%, 0%, and 0% respectively. The Capital one account, while charging 0% currently, will soon increase its rate. I expect to have the Dell account paid off well before the scheduled rate increase (in January). As such, I've come to Lending Club seeking $6,000 to fully pay off my Citi and Capital one accounts. Both credit cards were opened in my time between graduation and employment, an unfortunate but necessary way to raise funds. My plan is to (pending loan approval) pay off the cards and then cease using them except for emergencies. My new income should be quite sufficient to live on and pay the Lending Club loan well before three years. When selecting Lending Club two things attracted me. One, of course, is the fantastic rates. The other, however, is that I find the idea of small scale lenders (such as yourselves) making interest on my loans much preferable to the big banks to whom I am currently indebted. Thank you for your consideration, and I look forward to providing any additional information or clarification. Respectfully, Glenn

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,088.00	Public Records On File:	0
Revolving Line Utilization:	40.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406269

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406269	$6,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406269. Member loan 406269 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Narita Sushi	Debt-to-income ratio:	6.96%
Length of employment:	1 year 2 months	Location:	LAs Vegas, NV

Home town:
Current & past employers:	Narita Sushi
Education:

This borrower member posted the following loan description, which has not been verified:

I need $6000 more to take over a friend's Japanese restaurant.I think I will be able to pay the money back within 6 months or less

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	16
Revolving Credit Balance:	$10,456.00	Public Records On File:	0
Revolving Line Utilization:	22.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406279

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406279	$6,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406279. Member loan 406279 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	Parametric Technology Corp.	Debt-to-income ratio:	16.43%
Length of employment:	3 years 5 months	Location:	millis, MA

Home town:	Stoneham
Current & past employers:	Parametric Technology Corp., Digitas, Ace Ticket, Cingular, AT&T Inc.
Education:	Nichols College, Babson College

This borrower member posted the following loan description, which has not been verified:

Looking to finance my dream wedding and honeymoon. I haven't had a chance to save up as much as I wanted, this will help. Full Time work for 5+ years, paying a mortgage and bills. Need some extra money for that fabulous wedding and honeymoon! Nothing extravagant, just want it done right!

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,694.00	Public Records On File:	0
Revolving Line Utilization:	8.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 406280

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406280	$5,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406280. Member loan 406280 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,492 / month
Current employer:	OCEANSIDE NORTHERN HOME	Debt-to-income ratio:	0.93%
Length of employment:	4 years	Location:	Miami, FL

Home town:	Miami
Current & past employers:	OCEANSIDE NORTHERN HOME
Education:

This borrower member posted the following loan description, which has not been verified:

To finance my teeth work. Crowns, veneers.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,073.00	Public Records On File:	0
Revolving Line Utilization:	10.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406329

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406329	$14,500	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406329. Member loan 406329 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,300 / month
Current employer:	Triangle Engineering, Inc.	Debt-to-income ratio:	15.41%
Length of employment:	2 years 5 months	Location:	Rockland, MA

Home town:	South Weymouth
Current & past employers:	Triangle Engineering, Inc.
Education:	Massachusetts Maritime Academy

This borrower member posted the following loan description, which has not been verified:

I am looking to pay off an existing unsecured loan, with a balance of approximately $5800.00 as well as pave my driveway. Have used Prosper in the past and successfully paid off a $15K loan.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	81
Revolving Credit Balance:	$5,270.00	Public Records On File:	0
Revolving Line Utilization:	27.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406340

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406340	$13,000	17.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406340. Member loan 406340 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	State of Kansas - SRS	Debt-to-income ratio:	16.08%
Length of employment:	3 months	Location:	Lawrence, KS

Home town:	Idaho Falls
Current & past employers:	State of Kansas - SRS, Democratic Congressional Campaign Committee, Maryland Democratic Party
Education:	Carroll College-Helena

This borrower member posted the following loan description, which has not been verified:

I want to marry my boyfriend, but I refuse to even get engaged until after I've gotten out of debt. So I'm fairly desperate to get out of this hole as quickly as possible; and my credit cards keep raising the APR. I need some help!

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	37
Revolving Credit Balance:	$27,431.00	Public Records On File:	0
Revolving Line Utilization:	83.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406359

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406359	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406359. Member loan 406359 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,833 / month
Current employer:	Plus 3 Solutions, LLC	Debt-to-income ratio:	0.00%
Length of employment:	7 years 6 months	Location:	West Bloomfield, MI

Home town:	Louisville
Current & past employers:	Plus 3 Solutions, LLC, Tower Automotive, Roller Blade, NordicTrack, Steelcase, Wilson Sporting Goods, General Electric
Education:	Western Kentucky University, University of Louisville

This borrower member posted the following loan description, which has not been verified:

My company delivers improved bottom line results through people, processes, and plan alignment. Today's economy had caused chaos in organizations and personal lives as they fight for survival. These are the arenas in which we work and deliver. We are poised for significant growth but need the everyday operating capital to make it happen. Regards, Paul W. Jones, Jr.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1970	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,698.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406415

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406415	$20,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406415. Member loan 406415 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	self	Debt-to-income ratio:	19.70%
Length of employment:	20 years	Location:	LOS ANGELES, CA

Home town:	Traverse City
Current & past employers:	self
Education:	cape caral high

This borrower member posted the following loan description, which has not been verified:

paying off car loan and credit card

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,520.00	Public Records On File:	0
Revolving Line Utilization:	82.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406416

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406416	$4,400	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406416. Member loan 406416 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,500 / month
Current employer:	battaglia	Debt-to-income ratio:	14.09%
Length of employment:	12 years	Location:	sauk village, IL

Home town:
Current & past employers:	battaglia, 2545 s archer road
Education:	Robert Morris College

This borrower member posted the following loan description, which has not been verified:

I would like this loan to payoff a small lending club loan and also a chase

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	56
Revolving Credit Balance:	$2,759.00	Public Records On File:	0
Revolving Line Utilization:	14.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 406450

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406450	$7,500	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406450. Member loan 406450 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	Mastoris Restaurant	Debt-to-income ratio:	3.73%
Length of employment:	1 year 6 months	Location:	BEVERLY, NJ

Home town:	Willingboro
Current & past employers:	Mastoris Restaurant, McCabe, Weisberg & Conway, P.C., County of Burlington
Education:	Burlington County College

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit cards into one monthly payment and start saving for my future college education and the dental work I need to get done.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,883.00	Public Records On File:	0
Revolving Line Utilization:	25.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 406451

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406451	$14,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406451. Member loan 406451 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Nationwide	Debt-to-income ratio:	11.85%
Length of employment:	10 years 3 months	Location:	Pittsburgh, PA

Home town:	Saxonburg
Current & past employers:	Nationwide, Delta Air Lines
Education:	Mercyhurst College

This borrower member posted the following loan description, which has not been verified:

Hi, I'm just trying to help my son out with med school. Thank you so much.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1983	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,421.00	Public Records On File:	0
Revolving Line Utilization:	13.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 406456

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406456	$6,400	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406456. Member loan 406456 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	Merkley and Partners	Debt-to-income ratio:	0.00%
Length of employment:	8 years 2 months	Location:	brooklyn, NY

Home town:	Short Hills
Current & past employers:	Merkley and Partners
Education:	Brigham Young University, School of Visual Arts

This borrower member posted the following loan description, which has not been verified:

Hello- I am looking to purchase a used car to keep at my parent's house in the country. I think buying a new one would be a waste of money. The vehicle I'm looking to purchase is a 2001 jeep with 65,000 miles. I've found that banks don't like to finance cars older than 5 years and thought going through Lending Club would be a good way to strengthen my already good credit. I work in marketing and have been with my firm for over 8 years and have a strong credit history. Thank you for your consideration!

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,006.00	Public Records On File:	0
Revolving Line Utilization:	6.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406463

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406463	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406463. Member loan 406463 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Biomedical Systems, Inc	Debt-to-income ratio:	23.44%
Length of employment:	8 months	Location:	Maryland Heights, MO

Home town:	Goreville
Current & past employers:	Biomedical Systems, Inc, Henderson Software Consulting, Lincoln Industrial, Inc, Northrup Grumman IT, General Dynamics
Education:	Industry Certifications

This borrower member posted the following loan description, which has not been verified:

I have a business and personal account with Chase bank. I transferred some of my debt to these accounts with a 4.9% fixed rate for the lifetime of the balance. I recently switched to paperless statements and did not get the emailed statements. As a result, my payment was late and they raised my interest rate. I made a rush payment and have never been late on these accounts before but they will not negotiate the interest rate. I have a full-time job and am a consultant in my off time. I am a computer programmer. I am protecting my credit report with LifeLock.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,887.00	Public Records On File:	0
Revolving Line Utilization:	82.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406517

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406517	$12,250	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406517. Member loan 406517 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	CVS Distribution Center	Debt-to-income ratio:	19.02%
Length of employment:	6 years 11 months	Location:	eastampton, NJ

Home town:	Burlington
Current & past employers:	CVS Distribution Center, Wal-Mart Stores
Education:	Burlington County College

This borrower member posted the following loan description, which has not been verified:

Me and my wife would like to start a business selling animation and comic book theme collectibles such as statues, figurines and toys. We know banks aren't willing to give loans to new entrepreneurs and we feel this is a great alternative. We have a business plan prepared and are ready to go! This loan is needed for startup, inventory and fees. Right now we both have steady full time jobs (which we will stay until business develops) and have been studying and taking courses up to this point. We are ready to be our own boss and feel ready and confident to take this venture as far as possible. We appreciate your help.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	8	Months Since Last Delinquency:	18
Revolving Credit Balance:	$1,317.00	Public Records On File:	0
Revolving Line Utilization:	38.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406521

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406521	$9,600	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406521. Member loan 406521 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Kathy's Kove & Kafe'	Debt-to-income ratio:	2.90%
Length of employment:	14 years 10 months	Location:	Hackettstown, NJ

Home town:	Paterson
Current & past employers:	Kathy's Kove & Kafe', American Cyanamid
Education:	Caldwell College

This borrower member posted the following loan description, which has not been verified:

I need to relocate my 15 year old business to a smaller space on the next block. I will be able to lower my overhead and increase sales since this location is less rent, provides more visibility and walk by traffic. This loan will allow me to clear my credit card debt and renovate a new space in accordance with the building codes. This move will keep me even for the first year but after that will improve my profits dramatically. In my 15 year tenure, I have had 3 credit cards which have been paid on time and always more than the minimum payment. I pay all of my suppliers and employees at the time of service - cash. I have a good reputation in town and have been involved in several committees and fund raising activities throughout the years. I remain committed to my business of antiques, clock repair and a wonderful tearoom - which continues to be discovered by more people and is receiving accolades.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1990	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,832.00	Public Records On File:	0
Revolving Line Utilization:	75.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 406631

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406631	$21,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406631. Member loan 406631 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$70,833 / month
Current employer:	sahara mediterranean grill	Debt-to-income ratio:	4.04%
Length of employment:	4 years 5 months	Location:	troy, MI

Home town:	Royal Oak
Current & past employers:	sahara mediterranean grill, Chanel Hair Salon
Education:	Oakland University

This borrower member posted the following loan description, which has not been verified:

The purpose of my loan request is to consolidate my debt and have one payment to make. I currently have a few credit cards open with high interest rates (around 21% each) that I want to pay down. With the loan proceeds, I can pay down the high interest rate credit cards and not have to worry about paying 3 different credit cards that might take years to pay off. I am married mother of 3 children and currently attending college. I am working towards my bachelors degree in Management and Marketing What makes me a good candidate for this loan is that I can easily pay back the loan with the income I earn from my job. My husband and I currently own and operate 4 local restaurants in the metro detroit area. We have been in the restaurant business for many years.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	24	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$107,691.00	Public Records On File:	0
Revolving Line Utilization:	70.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 406634

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406634	$20,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406634. Member loan 406634 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Citro Studio Inc.	Debt-to-income ratio:	10.18%
Length of employment:	4 years 6 months	Location:	Thousand Oaks, CA

Home town:	Chicago
Current & past employers:	Citro Studio Inc., Bleu22 Studio
Education:	Cornell University

This borrower member posted the following loan description, which has not been verified:

I purchased my home two years ago and need to make updates to it in order to prepare for a new baby. The kitchen in the home is the original kitchen from 1962 and is not safe for a young one. The money would be used to update kitchen cabinetry, floors and countertops and well and buy safety equipment to baby proof the home and nursery. I previously had a loan of this amount and have paid it back before it was due. Monthly payments have been made in a timely manner and I have been responsible with debt.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	25
Revolving Credit Balance:	$22,139.00	Public Records On File:	0
Revolving Line Utilization:	43.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406642

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406642	$22,750	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406642. Member loan 406642 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	self employed	Debt-to-income ratio:	0.00%
Length of employment:	4 years 5 months	Location:	brooklyn, NY

Home town:	Plainview
Current & past employers:	self employed, levi strauss and co.
Education:	Fashion Institute of Technology (FIT)

This borrower member posted the following loan description, which has not been verified:

to whom it may concern, i am looking for a loan to buy an existing doggy day care that is currently generating minimum profits upward of $9,000 per month. there are many more services I can add to the business that will generate possibly another $2000 a month. i have been struggling for the last year to find a rental location to start a dog day care from scratch, but it is very hard to find locations that allow dogs in their establishments in NYC. this existing business is located in New Rochelle NY, which is just outside NYC. As of now, i own a small dog walking/pet sitting business that can add to the clientele at the day care, bringing in additional business. I've been contacting many banks and lenders to help me past this (what I call) bump in the road to my success. The seller of the business is moving out of state by July 1. So, this is becoming a timely issue for me. I can have a co-signer for this loan, to ensure I am responsible and professional. Thank you for your consideration. Andrea Singer

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	43
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406643

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406643	$5,600	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406643. Member loan 406643 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Standard Courier	Debt-to-income ratio:	2.08%
Length of employment:	10 years	Location:	La Grange Park, IL

Home town:	Chicago
Current & past employers:	Standard Courier
Education:	University of Illinois at Chicago

This borrower member posted the following loan description, which has not been verified:

Hi there, My little brother is off to Iraq and I'm going to be buying his 2004 Honda Civic since he won't be back for probably 14 months. LendingClub is the better option than just swiping a credit card and using Paypal. I'm the type to always pay off my credit card balances in full- which is why my credit score is 730- I know they must hate me!! Thanks in advance for all your support!

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,859.00	Public Records On File:	0
Revolving Line Utilization:	38.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 406648

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406648	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406648. Member loan 406648 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Spot Trading	Debt-to-income ratio:	6.66%
Length of employment:	10 months	Location:	Chicago, IL

Home town:
Current & past employers:	Spot Trading, Paragon Advisors
Education:	Miami University-Oxford

This borrower member posted the following loan description, which has not been verified:

I'm an equity research analyst looking to extract value and attractive returns from investments in undervalued securities. I'm looking for additional capital to fund these investments which I believe are mispriced due to the recession and the excessively skittish trading I've been seeing of late. Based on normalized earnings I believe these securities should revalue by 2012 and until then I have a stable and secure job to provide the required repayment of debt. I want to take full advantage of this opportunity, otherwise I will look back with regret. If I'm allowed I will post my email/phone number and would be more than happy to discuss my thoughts with potential lenders. Regards, Christopher

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,956.00	Public Records On File:	0
Revolving Line Utilization:	52.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406729

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406729	$2,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406729. Member loan 406729 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,250 / month
Current employer:	USAF	Debt-to-income ratio:	0.84%
Length of employment:	3 years 8 months	Location:	Browns Mills, NJ

Home town:	Freehold
Current & past employers:	USAF
Education:	Defense Language Institute, Burlington County College, American Military University

This borrower member posted the following loan description, which has not been verified:

I this loan were to be approved, it would be used towards DJ equipment. Specifically 2 CDJ's, 1 mixer, headphones, booth, and monitor speakers. This purchase would help both my personal and professional lives. After I separate from the military, I plan on supplementing my primary income with DJ gigs. If I were to attain this equipment now, it would allow me to practice and get gigs years before this allowing my transition into civilian life much smoother. I've been a member of the USAF for almost 4 years now. Though there were a few financial rough patches in the beginning, I'm working slowly toward a better credit rating. With this purchase, I plan on building upon my credit with responsible payment compensation. Moreover, since I am a member of the USAF, that secures full time employment for years to come. Furthermore, I'm stationed at Osan AB, South Korea. Thereby, my physical location is in South Korea, however, my physical address is in NJ. A reachable contact number for me here is (country code) 82-010-5017-8589. Please drop the first '0' in the area code if you wish to call this number. Thank you for your time. V/R Paul Smith.

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	24
Revolving Credit Balance:	$915.00	Public Records On File:	0
Revolving Line Utilization:	19.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406759

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406759	$12,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406759. Member loan 406759 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$22,917 / month
Current employer:	Quinnipiac University	Debt-to-income ratio:	8.20%
Length of employment:	10 years 11 months	Location:	Cheshire, CT

Home town:	Providence
Current & past employers:	Quinnipiac University
Education:	Bentley College

This borrower member posted the following loan description, which has not been verified:

This loan request is to supplement our cash flow for a nursery school. The school is 8 years old and is seasonal. This funding will help through the summer months. Tuition revenues resume in September. My wife operates the school and I have a position as a college administrator with a steady income. We have never, ever been late on a payment or defaulted on a loan (30 year credit history). Thank you for your consideration.

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1988	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$71,644.00	Public Records On File:	0
Revolving Line Utilization:	73.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406776

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406776	$9,600	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406776. Member loan 406776 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Psychological Associates of Lancaster, Inc.	Debt-to-income ratio:	10.00%
Length of employment:	3 years 5 months	Location:	Lititz, PA

Home town:	Baltimore
Current & past employers:	Psychological Associates of Lancaster, Inc.
Education:	University of Maryland-Baltimore

This borrower member posted the following loan description, which has not been verified:

The money will be used to make marketable upgrades to our new home including new windows and granite countertops

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,462.00	Public Records On File:	0
Revolving Line Utilization:	9.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 406777

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406777	$25,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406777. Member loan 406777 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$41,667 / month
Current employer:	private practice ,NY Hospital,Flushing hospital, Flushing manor nursing home	Debt-to-income ratio:	10.71%
Length of employment:	14 years 8 months	Location:	rego park, NY

Home town:	romania
Current & past employers:	private practice ,NY Hospital,Flushing hospital, Flushing manor nursing home, Mt.Sinai hospital
Education:	medical university Tirgu Mures,romania

This borrower member posted the following loan description, which has not been verified:

I a physician in New york area, bought a new house in the last year unable to sell the old house. credit card debt $40,000

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$333,422.00	Public Records On File:	0
Revolving Line Utilization:	20.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406815

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406815	$4,800	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406815. Member loan 406815 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,083 / month
Current employer:	staples	Debt-to-income ratio:	12.53%
Length of employment:	2 years	Location:	miami, FL

Home town:	miami
Current & past employers:	staples
Education:	Miami Dade College

This borrower member posted the following loan description, which has not been verified:

I was accepted a few weeks ago for a loan, but reacted to late. I??????????????????m going to use this money to buy a few home appliances that I desperate need. You can check my credit score I??????????????????m very reliable.

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,939.00	Public Records On File:	0
Revolving Line Utilization:	69.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 406825

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406825	$11,500	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406825. Member loan 406825 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,482 / month
Current employer:	SNHD	Debt-to-income ratio:	20.42%
Length of employment:	5 months	Location:	GOWANDA, NY

Home town:
Current & past employers:	SNHD, JK Products and Services
Education:	Alfred University

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate a credit card and a personal loan. I don't miss payments on either. I would like to pay both of them off in a quicker time. I have also gotten a new job that pays about $15000 more than when I initially accrued the debt.

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,989.00	Public Records On File:	0
Revolving Line Utilization:	33.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406896

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406896	$18,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406896. Member loan 406896 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,762 / month
Current employer:	OvS	Debt-to-income ratio:	18.82%
Length of employment:	2 years	Location:	Washington, DC

Home town:	Charles Town
Current & past employers:	OvS
Education:	Marshall University

This borrower member posted the following loan description, which has not been verified:

Looking to get a new car and banks are hesitant to loan these days.

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,833.00	Public Records On File:	0
Revolving Line Utilization:	66.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406994

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406994	$20,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406994. Member loan 406994 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	FTI	Debt-to-income ratio:	4.50%
Length of employment:	5 months	Location:	MC KINNEY, TX

Home town:	Annapolis
Current & past employers:	FTI, TXU Communications, MCI
Education:	United States Naval Academy (USNA)

This borrower member posted the following loan description, which has not been verified:

My family and I currently have half of the money needed to build our dream swimming pool. We were planning to obtain a Home Equity Loan to finance the other half. Unfortunately, with the down turn in home values, we were told by the banks that we do not have enough equity. We have never been late in paying our fixed rate mortgage and have been in our home for almost 9 years. Our only other debt is a loan for replacing and upgrading our A/C system last year. We have never had any problems obtaining a mortgage, auto loan or credit. I have a stable job as a consultant with FTI. Prior to that I was self-employed, never earning less then 120K annually. My wife is employed part time as a teacher assisitant. Our current family gross income is over 200K annually. We would have no difficulty repaying this loan. The pool builder is award winning Natural Stone Pools, McKinney, Texas. They are a small custom builder and therefore do not offer their own financing. We have a contract waiting to be signed once we obtain the remainder of the money needed.

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,026.00	Public Records On File:	0
Revolving Line Utilization:	18.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 407121

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407121	$8,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407121. Member loan 407121 was requested on May 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,167 / month
Current employer:	BARTLEY HEALTH CARE	Debt-to-income ratio:	13.83%
Length of employment:	1 year	Location:	TOMS RIVER, NJ

Home town:	summit
Current & past employers:	BARTLEY HEALTH CARE
Education:	Ocean County Vocational-Technical School

This borrower member posted the following loan description, which has not been verified:

Preparing funds to further my education to take my current position to the next level. I'm currently a LPN Unit Manager looking to become an RN Assisted Director of Nursing. I'm currently living with my fiancee I don't have any housing expenses. In the housing section Ichecked owned, theres not a section for other.

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,505.00	Public Records On File:	0
Revolving Line Utilization:	25.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 407123

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407123	$7,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407123. Member loan 407123 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,042 / month
Current employer:	Besteway Recycling	Debt-to-income ratio:	22.32%
Length of employment:	10 months	Location:	Pomona, CA

Home town:	Baldwin Park
Current & past employers:	Besteway Recycling, Wachovia Corp., Golden West Financial, Pmac Lending Services, World Savings, Wells Fargo
Education:	DeVry University-California

This borrower member posted the following loan description, which has not been verified:

I am a manager at a recycling center in Pomona CA. I need to purchase a truck to haul some materails that our company trucks cannot haul. the materail is worth cash and I would sell it to my company or to other recyclers. Materail such as Metals, cardboard, office paper, electronics, etc that companies usually throw again and ends up in a landfill. I cannot get regular financing because my credit is not great and banks are really tough on credit right now, but I have a steady job and am responsible on all my debt. I just paid off a 4,000 loan in April from lending club. Thank you for helping me make this possible in advance.

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	58
Revolving Credit Balance:	$15,394.00	Public Records On File:	0
Revolving Line Utilization:	95.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 407128

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407128	$9,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407128. Member loan 407128 was requested on May 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,966 / month
Current employer:	Conway Fine Furniture/Roberta Conway	Debt-to-income ratio:	1.27%
Length of employment:	4 years 11 months	Location:	Mena, AR

Home town:	Plymouth
Current & past employers:	Conway Fine Furniture/Roberta Conway, Arkansas Department of Tourism/Wilimena State Park
Education:	Rich Mountain Community College

This borrower member posted the following loan description, which has not been verified:

I am a 55 year old female who returned to college two years ago. I earned a Technical Certificate in Office Technology and an Associates of Applied Science degree in Office Technology. My cummulative GPA is 3.845. I want to remain in college and will pursue an Associates of Applied Science degree in Business Administration and a CST in Database Applications. Although I attended college full-time, I remained employed part-time. My earnings have risen from $19,242 for 2006 to $23,587 for 2008 commensurate with knowledge and the "Degree". Information provided by the credit reporting agencies do not accurately reflect that I have been making Student Loan payments - AES/NCT: "interest only" payments since 4/06 and full payment currently Loan to Learn: "interest only" payments since 2/2007. My monthly expenses are low.

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,610.00	Public Records On File:	1
Revolving Line Utilization:	19.90%	Months Since Last Record:	23
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 407166

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407166	$2,400	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407166. Member loan 407166 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,667 / month
Current employer:	The Boeing Company	Debt-to-income ratio:	9.69%
Length of employment:	10 years	Location:	Houston, TX

Home town:	Inglewood
Current & past employers:	The Boeing Company
Education:	Texas A&M University, Embry Riddle Aeronautical University-Extended Campus, University of Alabama - Huntsville

This borrower member posted the following loan description, which has not been verified:

Hi, I've never defaulted on a loan in my life. I'm trying to replace an air conditioner destroyed by Hurricane Ike. Insurance should pay in a month or two.

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1988	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	44	Months Since Last Delinquency:	11
Revolving Credit Balance:	$85,359.00	Public Records On File:	0
Revolving Line Utilization:	72.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 407278

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407278	$2,400	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407278. Member loan 407278 was requested on May 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Polaris Financial Partners, LLC	Debt-to-income ratio:	12.42%
Length of employment:	5 years 1 month	Location:	Columbus, OH

Home town:	Columbus
Current & past employers:	Polaris Financial Partners, LLC
Education:	Ohio State University-Main Campus, Aspen Univeristy

This borrower member posted the following loan description, which has not been verified:

I have a full time loan and I work in finance. To be honest i want to conserve my money while we move through the recession and my stock portfolio has been hit so i dont want to tap that right now. I am just starting grad school and just need extra cash to buy books and the top part of my tuition. Thanks for you support.

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	38
Revolving Credit Balance:	$3,501.00	Public Records On File:	0
Revolving Line Utilization:	7.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 407280

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407280	$1,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407280. Member loan 407280 was requested on May 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	Flying Sensors	Debt-to-income ratio:	9.04%
Length of employment:	2 years	Location:	Saratoga Springs, UT

Home town:	Alpine
Current & past employers:	Flying Sensors, Momentum Climbing
Education:	University of Utah

This borrower member posted the following loan description, which has not been verified:

I have some expenses for applying to the University of Utah's MBA program, including application fees and the the GMAT test. I love Lending Club's concept and want to experience it as a borrower.

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,928.00	Public Records On File:	0
Revolving Line Utilization:	7.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 407304

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407304	$25,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407304. Member loan 407304 was requested on May 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$20,000 / month
Current employer:	Retired (Self-emplyed)	Debt-to-income ratio:	0.94%
Length of employment:	38 years	Location:	Albuquerque, NM

Home town:	Beaver City
Current & past employers:	Retired (Self-emplyed), Sandia National Laboratory
Education:	Central Technical School, New Mexco University

This borrower member posted the following loan description, which has not been verified:

Our home is 50 years old. Our furniture is old "hand me down" stuff. We would like to do some up dating. Our yard is so old, the grass is in a really sad condition.

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1986	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	43
Revolving Credit Balance:	$15,083.00	Public Records On File:	0
Revolving Line Utilization:	45.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 407315

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407315	$6,600	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407315. Member loan 407315 was requested on May 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	burger king	Debt-to-income ratio:	23.19%
Length of employment:	6 years	Location:	lawrenceville, GA

Home town:	south bend
Current & past employers:	burger king
Education:	Indiana University-South Bend

This borrower member posted the following loan description, which has not been verified:

goal is to end my credit card debt by lowering interest rate.

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	69
Revolving Credit Balance:	$8,799.00	Public Records On File:	0
Revolving Line Utilization:	55.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 407386

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407386	$4,500	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407386. Member loan 407386 was requested on May 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,833 / month
Current employer:	Maprow Media	Debt-to-income ratio:	2.13%
Length of employment:	5 years 3 months	Location:	round lake, IL

Home town:	Chicago
Current & past employers:	Maprow Media
Education:	Northern Illinois University

This borrower member posted the following loan description, which has not been verified:

Hello and thanks for taking the time to look my offer over! I run an Internet marketing company and I am seeking funds to help launch my latest and greatest project, a Chicago community website. Funds will mostly be used for web development work and initial marketing expenses. The website will make money from network sponsorships. Due to our already established local connections we already have many paying clients lined up waiting for the website to launch. These payments will be significantly higher then our monthly loan repayment which will allow us to pay the loan off early. We estimate the loan will be paid off in full in 12-16 months. We consider this a safe loan because even if the business is a complete flop (not likely!) I have an existing income stream from other websites that will more then cover the payments with no hassle. Payments will be automatic and always on time. I am also investing a great deal of my own cash into this project, so I have complete faith in the business. My team and I are hard working entrepreneurs with a passion for internet projects. Help us create something big. Thank you for your consideration. Jc

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	49
Revolving Credit Balance:	$4,824.00	Public Records On File:	0
Revolving Line Utilization:	38.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 407411

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407411	$4,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407411. Member loan 407411 was requested on May 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Advanced Revenue Managment	Debt-to-income ratio:	20.64%
Length of employment:	3 months	Location:	Spring, TX

Home town:
Current & past employers:	Advanced Revenue Managment
Education:

This borrower member posted the following loan description, which has not been verified:

I need this loan to help my daughter with college expenses

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,708.00	Public Records On File:	0
Revolving Line Utilization:	76.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 407423

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407423	$6,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407423. Member loan 407423 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,833 / month
Current employer:	Sidney Federal Credit Union	Debt-to-income ratio:	14.73%
Length of employment:	4 years 3 months	Location:	MOUNT UPTON, NY

Home town:	sidney
Current & past employers:	Sidney Federal Credit Union, Kmart
Education:	Utica School of Commerce

This borrower member posted the following loan description, which has not been verified:

need a loan for orthodontics treatment, as my dental insurance does not cover it.

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,001.00	Public Records On File:	0
Revolving Line Utilization:	53.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 407525

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407525	$15,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407525. Member loan 407525 was requested on May 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Eastchester Union Free School District	Debt-to-income ratio:	14.70%
Length of employment:	4 years 2 months	Location:	Spring Valley, NY

Home town:
Current & past employers:	Eastchester Union Free School District, Clarkstown Central School District
Education:	Ramapo College of New Jersey

This borrower member posted the following loan description, which has not been verified:

The loan purpose is to pay for a 2 acres of a recreational land in Pennsylvania. The seller had agreed to sell the property for $22,000 while the property appraised at $77,000. However, no bank in the PA area offer loans for non-buildable land. The land is sold "as-is", is located by the Delaware river, and I would need to go through the township to get the necessary permits and zoning done to build on the land. That would cause a long delay and the seller could walk out of the deal. As such, I would like to apply for a personal loan for the amount of $15,000, which I will pay off withing 3-5 years. Please note my excellent credit of well over 700 points at this time. Additionally, I hold a government job, with stability and no risk of the possibility of being laid off. Thank you for your prompt consideration regarding this matter.

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,458.00	Public Records On File:	0
Revolving Line Utilization:	38.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 407536

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407536	$23,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407536. Member loan 407536 was requested on May 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,067 / month
Current employer:	Pro View Foods LLC	Debt-to-income ratio:	6.38%
Length of employment:	8 months	Location:	Braselton, GA

Home town:	Lilburn
Current & past employers:	Pro View Foods LLC, Kings Delight, Tyson Foods
Education:	University of Georgia, West Georgia College

This borrower member posted the following loan description, which has not been verified:

I would like to borrow this money to get my credit card debt paid off quicker and with a lower interest rate. I made some poor decisions when I was younger and my wife and I had some unexpected expenses as well. We have made some real progress over the last few years but would really like to be rid of this debt. We have a 14 month old little boy and want to have another child in the near future but we know that we need to be in a better position financially. I have made some large payments to this debt in the past and have never made a late payment. I have also moved the debt around in an effort to capture the lowest interest rates on each card. But I would really just love to have 1 payment with 1 interest rate. My credit is very good, if not considered excellent. My family and I would greatly appreciate this loan to help us be rid of this high interest debt. Thank you for considering my loan.

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,051.00	Public Records On File:	0
Revolving Line Utilization:	30.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 407542

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407542	$15,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407542. Member loan 407542 was requested on May 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,650 / month
Current employer:	n/a	Debt-to-income ratio:	10.69%
Length of employment:	7 years 6 months	Location:	Taylors, SC

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

We are seeking a personal loan for adoption at a reasonable rate.

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,111.00	Public Records On File:	0
Revolving Line Utilization:	27.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 407572

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407572	$5,400	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407572. Member loan 407572 was requested on May 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,705 / month
Current employer:	Pierce County Department of Assigned Counsel	Debt-to-income ratio:	20.87%
Length of employment:	5 years 7 months	Location:	Tacoma, WA

Home town:	Mountain Home A F B
Current & past employers:	Pierce County Department of Assigned Counsel, Fred Meyer, Dick's Drive In
Education:	Highline Community College

This borrower member posted the following loan description, which has not been verified:

Hi, I am a 36 year old paralegal by degree and legal assistant by trade. My life/business partner is 35 years young and has an AA degree in business management. We have recently had our first grandchild and are helping our teen daughter get launched. We started a Paralegal Services business in September of 2008 that is currently bringing in approximately $600 of revenue each month on 1 contract and we have several other contracts in the works. I work fulltime with a county agency and perform the personal business activities on nights and weekends. My partner works the business from home regularly and runs our family of 6. We are working hard on increasing the business revenue back to its first quarter profitability when we were working 50 to 60 hours per week. We pay our bills on time, but haven't been able to get ahead of our credit cards and other debt to be able to save for a house. With this loan we would payoff our high interest debt and be in a much better place in three years than we would at our current pace. My fulltime job is very secure and while our personal business is slow right now, we still have 2 active contracts that are looking to sign us up for more hours, one that is in a holding pattern and more that we are working very hard to develop. This loan will help us save money on the high interest credit and pay down our debt faster to enable us to finally move toward owning our first home.

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	67
Revolving Credit Balance:	$10,249.00	Public Records On File:	0
Revolving Line Utilization:	96.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 407586

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407586	$12,600	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407586. Member loan 407586 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Retired	Debt-to-income ratio:	11.60%
Length of employment:	n/a	Location:	DOUGLASVILLE, GA

Home town:	Atlanta
Current & past employers:	Retired
Education:

This borrower member posted the following loan description, which has not been verified:

Personal loan for furniture, bedding

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1978	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	22
Revolving Credit Balance:	$39,550.00	Public Records On File:	0
Revolving Line Utilization:	38.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 407605

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407605	$15,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407605. Member loan 407605 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,700 / month
Current employer:	NAIL SPA SOLUTIONS	Debt-to-income ratio:	8.13%
Length of employment:	6 years 1 month	Location:	FORT LAUDERDALE, FL

Home town:	Fort Lauderdale
Current & past employers:	NAIL SPA SOLUTIONS
Education:

This borrower member posted the following loan description, which has not been verified:

obtaining my MBA.

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,551.00	Public Records On File:	0
Revolving Line Utilization:	43.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 407678

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407678	$6,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407678. Member loan 407678 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	SpanSource Technologies, Inc.	Debt-to-income ratio:	2.48%
Length of employment:	9 months	Location:	Minneapolis, MN

Home town:	Keene
Current & past employers:	SpanSource Technologies, Inc.
Education:	Clemson University, University of Minnesota-Twin Cities

This borrower member posted the following loan description, which has not been verified:

Prospective Lenders, Thank you for considering my situation. I am seeking a small bridge loan to advance the success of my new startup technology sales business. My recent history in the last 5 years is as a top earner and closer for another small technology firm offering IT support/managed services in my area. I have been a top earner in my space and have averaged well over 100K yearly income for the past 3 years, with 65-70% of that being commission and 30-35% being base salary. I work in the small-to-medium business space and focus strictly on sales of service contracts, hardware, and software for these businesses). Most of my commissions earned are based residually. The truth is, I simply "outgrew" my employee role in my organization. This organization was also a startup when I joined, and I had grown my residual base and my yearly income to a point where I was "outearning" the owners, etc. I also had no guaranteed contract in place, or legal arrangement which would ensure that I was paid on all the future residuals, etc. First, I realized the structure was headed towards becoming significantly out of balance. As I continued to grow my future residuals, in an "at will" employee role with no guaranteed contract, I would be more at risk the more I earned. This model would not work! I also realized that it would be a very small leap for a very large reward if I were to simply form my own corporation and partner with service providers as an independent rep (I would lose my salary, but gain a much higher rate of commission, since I'd be paid as an "organization" vs. as an "employee"). So, I opted to partner with my old firm and worked out a structure which allowed for this to occur. I also have secured another line of business in the data backup and recovery space which is doing very well. The drivers for why I need a loan are based around a few factors: 1. My former employer has unfortunately not been able to keep up their end of the financial bargain since I've chosen to move on, and this was a projected revenue stream that I no longer have to depend on. 2. I need to have more ability to hire low-end support and help to tighten my infrastructure development, run some smarter marketing, and fund lead gen, etc. 3. I am a strong earner and a closer. I like the phones, and to be out on appointment closing business. This money will ensure that most of the inside sales support and administrative work can be completed with additional resources for at least a few months, which means I can focus strictly on ramping my new residual commission base that much faster. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	37
Revolving Credit Balance:	$4,148.00	Public Records On File:	0
Revolving Line Utilization:	54.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 407684

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407684	$22,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407684. Member loan 407684 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	AIMG	Debt-to-income ratio:	19.82%
Length of employment:	6 years 9 months	Location:	Lake Hiawatha, NJ

Home town:
Current & past employers:	AIMG
Education:	Rutgers University at New Brunswick/Piscataway

This borrower member posted the following loan description, which has not been verified:

I am currently using the Snowball method to try and get me and my family debt free so we can begin saving for a house. It is hard with these high interest cards though so I figure as focused as we are right now we can make our payments go much further with a lower payment by consolidating and using the freed up money to add to the payment on the remaining card to get that done quicker too. My wife and I have solid jobs and are never late on our current (considerable) monthly payments. Foolishness and living above our means when we were younger put us here, but now we are focused and cutting corners everywhere we can to get back on track.

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,112.00	Public Records On File:	0
Revolving Line Utilization:	71.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 407691

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407691	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407691. Member loan 407691 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	L&Stone	Debt-to-income ratio:	1.37%
Length of employment:	6 years 4 months	Location:	Waterfall, PA

Home town:	Long Beach
Current & past employers:	L&Stone, Marriott Corporation
Education:	Glassboro State College

This borrower member posted the following loan description, which has not been verified:

I want to buy my own business. Ive been a business manager all my life and made companies a lot of money and now it's my turn to make this money for myself and my family. I was paid very well for my hard work. I am very good relating to employees and customers, and I was very successful for the companies that I worked for. I can only dream of what I can do for myself. I now just need a little extra help to get started,and from this point I will watch my business grow. I need the help because I have 3 childeren in college whom I'm helping right now.Two will be finished this year and one has another year to go. What makes me a good candidate for this is that I have a good credit score .I pay my bills on time and I am a very hard and devoted worker. I know with my college and the years in management this one business will lead me to many more. My streams of income will tripple in time. This has been my life dream and I hope that I can now get the help that I need. This is why I've called myself master_mine. Thank you!

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	45
Revolving Credit Balance:	$3,532.00	Public Records On File:	0
Revolving Line Utilization:	18.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 407724

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407724	$15,250	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407724. Member loan 407724 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,100 / month
Current employer:	TransUnion	Debt-to-income ratio:	10.98%
Length of employment:	1 year 6 months	Location:	Wildomar, CA

Home town:	Mayfield Heights
Current & past employers:	TransUnion, Fremont Investment & Loan
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking for an unsecured loan or line of credit to do home improvements on my home in addition to helping a family member and if any funds left would love to treat myself to a vacation. I have excellent credit with high scores. I am a long time homeowner with being in my current residence for almost 17 years. In addition, I have job stability with being on my current job for 1 1/2 yrs along with my previous job I was there for almost 20 years. I am someone who is deligent in paying bills on time as you can see from my credit and payment history. Thank you

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1982	Delinquent Amount:	$0.00
Open Credit Lines:	31	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,174.00	Public Records On File:	0
Revolving Line Utilization:	39.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 407725

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407725	$6,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407725. Member loan 407725 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	SUPERVALU Inc.	Debt-to-income ratio:	6.81%
Length of employment:	11 years 7 months	Location:	Racine, WI

Home town:	Kenosha
Current & past employers:	SUPERVALU Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I work in a stable industry at the same company for over 11 years. Try and try as I might to pay down these two credit cards, it is very difficult with the high interest rates I am being charged. I have more than learned my lesson using Credit. The cards themselves are shredded and I have tried contacting the card providers directly to request a lower interest rate, but I was told that is just "isn't possible at this time". It is very frustrating to have a $120 minimum payment each month on both cards only to see that there is $90 in interest charged and only $30 applied to the balance. I am hoping that I will be able to consolidate these two cards down into one lower payment each month. I am a single father with two children ages 10 and 11, so it is just not possible for me to get a part time job right now due to their age and also all of their school activities. This consolidation will help save money each month, which will only go towards things for my kids, such as clothing, etc.

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,720.00	Public Records On File:	0
Revolving Line Utilization:	40.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 407727

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407727	$2,800	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407727. Member loan 407727 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	City of New York	Debt-to-income ratio:	0.81%
Length of employment:	1 year 11 months	Location:	Bronx, NY

Home town:	Mount Vernon
Current & past employers:	City of New York, Girl Scouts of Greater New York, National Defense Fund Freedom School
Education:	Lafayette College, Milano The New School

This borrower member posted the following loan description, which has not been verified:

I am currently in my first year of graduate school, while also working full-time and am planning to take two summer courses this year. I am studing urban policy to develop the tools to help effectively change the world around me. My school has granted me a merit scholarship to cover 50% of my summer courseload, which should speak to my dedication to excellence and my character as a person and a student. However, I still require $3,500 to cover the remaining costs of my summer classes. I have been unable to qualify for other private loans because of past medical bills that appear on my credit report. My parents are unable to serve as a cosigner for a loan because with my younger brother still in college and my father recently retired, and medical bills of thier own, they do not have good credit and also do have limited resources available to them. Please understand with the summer fast approaching this is an urgent matter for me, but I urge you to strongly re-consider me as a loan recipient. Consider it an investment in our cities' future. Thank you

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	26
Revolving Credit Balance:	$1,079.00	Public Records On File:	0
Revolving Line Utilization:	67.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 407749

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407749	$18,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407749. Member loan 407749 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,917 / month
Current employer:	OCHOA TRADING	Debt-to-income ratio:	1.74%
Length of employment:	6 years	Location:	Hialeah, FL

Home town:	Hialeah
Current & past employers:	OCHOA TRADING
Education:

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan to pay for my teeth implants, new smile, I rather do it thru Lending Club which I know will offer better interest rate. I have done my research and Lending club has the best rates.

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,303.00	Public Records On File:	0
Revolving Line Utilization:	34.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 407756

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407756	$15,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407756. Member loan 407756 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,833 / month
Current employer:	Advent Global Solutions	Debt-to-income ratio:	13.39%
Length of employment:	6 months	Location:	Katy, TX

Home town:	Houston
Current & past employers:	Advent Global Solutions, Sybase Inc.
Education:	University of Texas

This borrower member posted the following loan description, which has not been verified:

I am in the process of purchasing an existing profitable business. My investors and I have contributed 80% of our own money into this project and have found ourselves a little short of the total amount needed. The existing business owner wants to finance the remaining amount, but I want to move forward with the new group and the acquisition of the business.

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 407758

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407758	$12,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407758. Member loan 407758 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,083 / month
Current employer:	Miamisburg City Schools	Debt-to-income ratio:	18.64%
Length of employment:	7 years 9 months	Location:	FRANKLIN, OH

Home town:	miamisburg
Current & past employers:	Miamisburg City Schools
Education:	University of Dayton

This borrower member posted the following loan description, which has not been verified:

taxes and credit card

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,817.00	Public Records On File:	1
Revolving Line Utilization:	92.30%	Months Since Last Record:	82
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 407771

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407771	$2,400	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407771. Member loan 407771 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$2,083 / month
Current employer:	Faith Haven Senior Care	Debt-to-income ratio:	19.54%
Length of employment:	6 years	Location:	Jacskon, MI

Home town:	West Branch
Current & past employers:	Faith Haven Senior Care
Education:	Jackson Community College

This borrower member posted the following loan description, which has not been verified:

I need a loan to help me purchase my home to pay the lenders fees of 2,400 .00 I plan on paying this back monthly but will pay it off in Feb 2010 with my income tax return....thank you

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$268.00	Public Records On File:	0
Revolving Line Utilization:	26.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 407782

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407782	$1,800	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407782. Member loan 407782 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	University of California Santa Cruz	Debt-to-income ratio:	8.60%
Length of employment:	8 months	Location:	Santa Cruz, CA

Home town:	Los Angeles
Current & past employers:	University of California Santa Cruz, Planned Parenthood of Pasadena
Education:	University of California-Santa Cruz (UCSC)

This borrower member posted the following loan description, which has not been verified:

I am an independent re-entry University student and will be studying abroad this summer. I would like this extra loan to help with paying bills/utilities while away since I will not be receiving a financial aid disbursement until late September.

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,297.00	Public Records On File:	0
Revolving Line Utilization:	26.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 407789

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407789	$23,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407789. Member loan 407789 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Self Employed	Debt-to-income ratio:	12.60%
Length of employment:	2 years 7 months	Location:	tampa, FL

Home town:	St. Louis
Current & past employers:	Self Employed, Tampa Motor Cars INC.
Education:	Hillsborough Community College

This borrower member posted the following loan description, which has not been verified:

Hello Lenders, Thank you for viewing my posting. This investment opportunity for you is a 100% bullet proof guaranteed monthly return. I am not looking for start up capital for some new business idea. My business is already established and profitable. I own an auto sales and finance Company out of Tampa Fl (Tampa Auto Brokers LLC, You may also view my website www.TampaAutoBrokers.com) . I am seeking funding for $23,000 of my auto portfolio. My company personally finances the sales of motor vehicles to our customers as long as they meet our funding requirements. I personally take pride in my credit score. I have never defaulted on any loans, and I always pay on time. I hope to establish successful relationships with my future lenders. I look forward to gaining your trust in hopes to working together again down the road. Our deals within the portfolio- We purchase cars at the dealer auctions between $5000-$6000. We then sell those vehicles for approx. $10,000. We finance the customer over 36months or less with a 18% or higher interest rate. If the customer puts down $2000, his or her monthly payment will be about $310 per month over 36 months. Every customer is required to have full coverage auto insurance through out the entire contract. If or when their insurance lapses, I am contracted with a 3rd party insurance company who will then automatically start charging my customer $3 per day to protect my collateral (the vehicle) from any form of loss. The best case scenario would be if my customer defaults on his or her loan and I have to repossess the vehicle. After repossessing a vehicle, I have the option to resell the vehicle all over again, or just cash out and sell it at the auction (this will always be a win win situation). My company will never be late or miss a monthly payment even if our customers are late paying us. We do not make our profit upfront, we only make a profit after we collect from our customers and pay you first. We are in a situation where we cannot loose under any circumstances from day one of every deal/contract. I cannot sell these cars fast enough. If I had the capital, I could have already sold 20 plus cars this month alone. I look forward to answering any of the questions you may have. You may also reach me on my cell (813-433-8165) or email (jeffsiddle@yahoo.com) at any time. I hope to find long term relationships with my lenders, so we can continue working together in the near future. Jeff Siddle Jeffsiddle@yahoo.com 813-433-8165 TampaAutoBrokers.com

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,610.00	Public Records On File:	0
Revolving Line Utilization:	38.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 407794

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407794	$16,400	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407794. Member loan 407794 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,074 / month
Current employer:	Timmons Group	Debt-to-income ratio:	17.43%
Length of employment:	1 year 5 months	Location:	Mechanicsville, VA

Home town:
Current & past employers:	Timmons Group, KPMG LLP
Education:	College of William and Mary, James Madison University

This borrower member posted the following loan description, which has not been verified:

Purpose: The funds from this loan will be used to finance the purchase of 2000 index shares in the PowerShares WilderHill Clean Energy (PBW) index fund. The index fund tracks the price of the Clean Energy stocks found in the fund. These stocks include solar, wind, and biofuel investments. Qualifications: Five years of investing experience in stocks, mutual funds, and index funds. Certified Public Accountant with a Masters Degree in Accounting and Bachelors Degree in Finance. Capital Committed by Borrower: $2000

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	38
Revolving Credit Balance:	$23,831.00	Public Records On File:	0
Revolving Line Utilization:	62.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 407823

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407823	$20,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407823. Member loan 407823 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Paradatec Inc.	Debt-to-income ratio:	2.64%
Length of employment:	3 years 8 months	Location:	COLUMBUS, OH

Home town:	Huntington
Current & past employers:	Paradatec Inc.
Education:	Ohio State University

This borrower member posted the following loan description, which has not been verified:

Loan for repairing and preparing duplex to be rented.

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	42
Revolving Credit Balance:	$6,040.00	Public Records On File:	0
Revolving Line Utilization:	27.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 407828

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407828	$4,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407828. Member loan 407828 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$583 / month
Current employer:	n/a	Debt-to-income ratio:	5.14%
Length of employment:	n/a	Location:	Colorado Springs, CO

Home town:	Oklahoma City
Current & past employers:	Wal-Mart Stores
Education:	Gulf Coast Community College

This borrower member posted the following loan description, which has not been verified:

I have went through this previous semester of college and was receiving alittle help financially but was still unable to cover the entire bill. My previous loan that I applied for did not come through like I had planned and now I still owe the school some money. I will not be able to register for further classes unless this entire bill is paid off. It would be greatly appreciated if you were able to help me in this financial bind. Thank you in advance for your help.

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1988	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	13
Revolving Credit Balance:	$150.00	Public Records On File:	0
Revolving Line Utilization:	30.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 407833

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407833	$25,000	17.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407833. Member loan 407833 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,833 / month
Current employer:	Thordarson and Co., Inc.	Debt-to-income ratio:	9.30%
Length of employment:	3 years 1 month	Location:	Seattle, WA

Home town:	Seattle
Current & past employers:	Thordarson and Co., Inc.
Education:	University of Washington at Seattle

This borrower member posted the following loan description, which has not been verified:

I am the founder of a web software business. To date, I have self-funded the business and have personally invested $120,000 to bring a new contact, calendar and task synchronization software solution to market to support small businesses. We are launching the service the first week in June with a major Fortune 500 Bank as a launch partner. We are one of 10 web services they will be promoting through the end of 2009 and the bank is spending $4 million in advertising, direct mail and promotional events to drive customers to our site. This is a major opportunity for the business and we will be generating revenue from this project by the end of June. I need to raise $25,000 to bring the business through the launch phase over the next 2-3 months and give it time to build our customer base and revenues to support the company. I have a history of successfully starting and building businesses to profitability. But, this is the first venture I have self funded. I have a separate business that generates $250,000 in personal income but at this time, I am unable to continue to pull cash from that business to fund this new venture. Re-payment from on-going cash flow from the new as well as existing business will not be a problem. Thank you for your support.

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$178,684.00	Public Records On File:	0
Revolving Line Utilization:	66.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 407872

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407872	$20,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407872. Member loan 407872 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Newark Public Schools	Debt-to-income ratio:	24.50%
Length of employment:	3 years 8 months	Location:	Newark, NJ

Home town:	Belleville
Current & past employers:	Newark Public Schools, Ophelia J. Berry: Pathways to College
Education:	Montclair State University

This borrower member posted the following loan description, which has not been verified:

I am a Permanent Chemistry Teacher in Newark, NJ and in need of a loan. I have to pay off a credit card and also pay for 15 graduate credits. If 25,000 is not possible, please make it at least 20,000. It is very important that I get this loan. I have very good to excellent credit and will assure my payments on time and in full. As you will notice from my credit report, I have never been late on a payment to any credit card, loan, or car note. Please consider giving me the best interest possible. Thank you in advance for your approval. You will not regret your decision to have me borrow from you.

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,229.00	Public Records On File:	0
Revolving Line Utilization:	52.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 407905

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407905	$5,900	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407905. Member loan 407905 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,917 / month
Current employer:	The Wackenhut Corp.	Debt-to-income ratio:	8.19%
Length of employment:	4 years 2 months	Location:	St.Louis Park, MN

Home town:	Moscow
Current & past employers:	The Wackenhut Corp., Pizza Hut, Prospect Auto
Education:	Hennepin Technical College, Anoka-Ramsey Community College-Coon Rapids Campus

This borrower member posted the following loan description, which has not been verified:

Hi. I`m currently trying to pay off few credit cards,and one of them decided to increase my interest rate up to 25%,and another one up to 21%.After paying on time for past year and half that seems a little unfair to me. So i really hope i`ll be able to get loan,pay off all i have left there and just forget about credit cards Thanks

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,898.00	Public Records On File:	0
Revolving Line Utilization:	57.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 407929

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407929	$15,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407929. Member loan 407929 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,917 / month
Current employer:	Exhibit Group - Giltspur	Debt-to-income ratio:	18.84%
Length of employment:	2 years	Location:	RANDOLPH, MA

Home town:	Boston
Current & past employers:	Exhibit Group - Giltspur, Siemens Business Services Technologies, Unisys Corp.
Education:	Northeastern University, Clark University, Massachusetts Bay Community College

This borrower member posted the following loan description, which has not been verified:

Renovate the kitchen, bath, and floors

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1987	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	40
Revolving Credit Balance:	$34,645.00	Public Records On File:	0
Revolving Line Utilization:	61.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 407956

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407956	$15,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407956. Member loan 407956 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	iRise	Debt-to-income ratio:	13.78%
Length of employment:	1 year 5 months	Location:	St Louis, MO

Home town:	St Louis Park
Current & past employers:	iRise, Citigroup Inc., TEK Systems, The Growth Partnership
Education:	Missouri State University

This borrower member posted the following loan description, which has not been verified:

I'm asking for up to $25,000 to undertake some significant repair and improvement projects for my condominium. My renovation plans include: Rehab an existing unused space into a second bedroom and bath; Purchase and repair existing garage from another unit owner; replace aging roof over my unit; and pave a private courtyard. Unfortunately, condo refinancing (or cash out) is not an option due to several factors and I do not want to use credit cards nor high-interest personal loans to finance these projects. A little background on my situation: I'm one of three owners in an urban loft/rehab condominium. The other active owners and I have been enduring legal battles with the original developer for nearly four years. That developer abandoned his two unfinished units two years ago leaving them in disrepair, which negatively affects the building as a whole and disables us from completing necessary repairs. Additionally, we are unable refinance due to extremely tight condo rules for lenders (even before the housing collapse) because the two abandoned units are three years delinquent in association assessments. Our units are very unique compared to most other condos in the city and our home values have increased significantly since purchase in 2004. Even during the current housing slump, our unit's values remain stable but we are unable to use that equity. The major renovations and improvements I plan to use this loan for will help bridge time and cost until our situation is remedied in the future. My income and good credit seems useless in this ongoing battle since I cannot obtain financing through traditional means for these repairs and renovations. Once I'm able to refinance, I plan to roll the balance of this loan into the new mortgage. Upon completion of the new bedroom/bath, my condo value would be at least $165,000 (on the low end, even in today's market) while my loan balance is currently at $96,000. Those are good odds for me since the other two active owners have two bedroom condos valued at the same price. Summary of repair and renovation costs: - New Bed/Bath requires approx. 200 sqft of concrete floor poured; electrical, drywall, and finish work; - Garage purchase valued at $5,000 with about $1,000 in repairs and tuckpointing; - My share of roof replacement is approx. $6,000; - My share of courtyard rehab will be approx. $2,500. Please contact me if you would like further information or clarification. Thank you!

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	47
Revolving Credit Balance:	$21,702.00	Public Records On File:	0
Revolving Line Utilization:	46.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 408021

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408021	$5,600	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408021. Member loan 408021 was requested on May 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	Mimis cafe	Debt-to-income ratio:	18.34%
Length of employment:	5 years 3 months	Location:	tampa, FL

Home town:	Pataskala
Current & past employers:	Mimis cafe, max and ermas, nutcracker family restaurant
Education:	Ohio State University-Newark Campus, Columbus State Community College, Hillsborough Community College

This borrower member posted the following loan description, which has not been verified:

After my wife gave birth to our child she hasnt went back to work yet and she wants to get a degree while our son is young, i have student loans to pay back and would prefer to use personal loan to pay for her education. I have a good credit report, with a score of 720, and no late payments.

A credit bureau reported the following information about this borrower member on May 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,210.00	Public Records On File:	0
Revolving Line Utilization:	80.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 408101

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408101	$3,900	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408101. Member loan 408101 was requested on May 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	vitrorobertson	Debt-to-income ratio:	23.58%
Length of employment:	8 months	Location:	aliso viejo, CA

Home town:
Current & past employers:	vitrorobertson
Education:	San Diego State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

Would like to refinance my United Visa card with a lower interest rate.

A credit bureau reported the following information about this borrower member on May 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,283.00	Public Records On File:	0
Revolving Line Utilization:	71.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408113

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408113	$20,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408113. Member loan 408113 was requested on May 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	self	Debt-to-income ratio:	23.39%
Length of employment:	10 years	Location:	Crete, IL

Home town:	Marion
Current & past employers:	self
Education:

This borrower member posted the following loan description, which has not been verified:

My name is Nick Mouw and I own Abetterwatobuy Inc. We warehouse app 400 SKUs (value app. $200,000) in an 1800 sq ft warehouse in Crete, IL. address if you want to google map it is 25621 S. Dixie Hwy, Unit 13D Crete, IL 60417 I started selling a few items from home in 1999 on Ebay and have since expanded to sell on Amazon, a web site and we supply products for Overstock.com. Sales last Year topped $3,000,000 but admittedly are down app 15% this year. For that reason it is time to "Get Serious". On ebay we are namou (55.000 + feedback) with an ebay store titled "Abetterwaytobuy". On Amazon we are "Abetterwaytobuy". But when we ship for Overstock it is in the Overstock name. It is safe to say that if you buy a radar detector, CB Radio or Police scanner from Overstock there is a good chance it is actually coming from us. (we are 1 of several "Overstock Partners" that supply that type of merchandise for them. The money will be used for: 1. Increasing Inventory I intend to increase inventory. ( the no. of SKUs) Width of inventory is the key to my business. There is not much risk involved as I can accurately predict what I can sell most anything for, as research is a close as any computer. I simply do not buy anything at a price that does not allow me to be among the very lowest price for any given item online. 2.upgrading my web site www.abetterwaytobuy.net. To date I have not spent any money on design, on search engine optimization or on marketing said web site. I am confident the plans i have for the site will increase sales markedly. In conclusioin, I am 56 yrs. old and to date have not left a single bill unpaid. I will not let this one ruin that record. Thank You for your consideration, Nick Mouw

A credit bureau reported the following information about this borrower member on May 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$107,404.00	Public Records On File:	0
Revolving Line Utilization:	54.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 408140

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408140	$6,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408140. Member loan 408140 was requested on May 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	From the heart pottery	Debt-to-income ratio:	23.91%
Length of employment:	2 years 5 months	Location:	Seattle, WA

Home town:	silverspring
Current & past employers:	From the heart pottery, U.S Customs and Border Protestion
Education:	University of Maryland-University College

This borrower member posted the following loan description, which has not been verified:

I intend to use this loan for a summer semester at the University of MD. I am currently a junior 3 credits away from being a senior. My degree field is environmental management.

A credit bureau reported the following information about this borrower member on May 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	47
Revolving Credit Balance:	$317.00	Public Records On File:	0
Revolving Line Utilization:	31.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408144

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408144	$10,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408144. Member loan 408144 was requested on May 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,585 / month
Current employer:	Data Management Services, Inc	Debt-to-income ratio:	15.94%
Length of employment:	6 months	Location:	Middletown, MD

Home town:	Fred
Current & past employers:	Data Management Services, Inc
Education:	Hood College

This borrower member posted the following loan description, which has not been verified:

Consolidate credit debt; would like to have a fixed length loan of three years.

A credit bureau reported the following information about this borrower member on May 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,588.00	Public Records On File:	0
Revolving Line Utilization:	94.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 408156

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408156	$3,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408156. Member loan 408156 was requested on May 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,992 / month
Current employer:	US Air Force	Debt-to-income ratio:	7.97%
Length of employment:	16 years 2 months	Location:	St. Louis, MO

Home town:	St. Louis
Current & past employers:	US Air Force, State of Missouri
Education:	Washington University in St Louis

This borrower member posted the following loan description, which has not been verified:

I have a Home Depot card with a special 12 month no interest charge deal. It is about to expire and I will be charged the interest for the entire 12 months. By refinancing I automatically save $600 dollars, regardless of new loan rate. I have been a homeowner for 7 years. I have recently been activated in the Air Force Reserves for a one year assignment. This assignment increases my take home pay but not soon enough to cover the Home Depot card special promotion expiration. I am an E6 with 16 years of service in the military. I am a DIY (do-it-yourself home repair) so most of my debt goes back into my house. My monthly expenses are few. I have a family of 4 kids and we live pretty simply. Our 2002 Honda Odyssey is paid off. We have no cable TV. My wife homeschools, so our education expense are low. She also does occasional office work to supplement our income. This is my first loan post, so forgive me if I left out any pertinent information.

A credit bureau reported the following information about this borrower member on May 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	20	Months Since Last Delinquency:	21
Revolving Credit Balance:	$24,876.00	Public Records On File:	0
Revolving Line Utilization:	86.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 408169

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408169	$15,250	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408169. Member loan 408169 was requested on May 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,427 / month
Current employer:	Tennant	Debt-to-income ratio:	22.93%
Length of employment:	8 years	Location:	Monticello, FL

Home town:
Current & past employers:	Tennant, Toyota Forklifts
Education:	St. Johns River Community College

This borrower member posted the following loan description, which has not been verified:

Dark Horse Auto Sports, Inc DBA Dark Horse Racing Business Description: Dark Horse Auto Sports, Inc was incorporated January 22, 2009 by business partners Angela Holman (President) and Joanne Story (Vice President) both of which have experienced management and business backgrounds. Some of the services Dark Horse Racing will provide include but not limited to are domestic performance parts, sales, installation and professional dyno tuning. Industry and Market Description: To enhance and improve performance. Our main goal and objective is to become North East Florida's and South East Georgia's One stop shop where you can drop off your new or existing vehicle and we will be able to accommodate your every need or desire for your vehicle from custom tires and wheels to preventive maintenance to a fully built race car. Company History: The company was formed in January 2009 by three individuals with enough experience and contacts to give North East Florida and South East Georgia another option in the performance world. We furthermore strive to provide clients from these areas with the most up to date innovated technology and professional outstanding long awaited customer service.

A credit bureau reported the following information about this borrower member on May 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1973	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	73
Revolving Credit Balance:	$38,051.00	Public Records On File:	0
Revolving Line Utilization:	46.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408191

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408191	$10,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408191. Member loan 408191 was requested on May 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,083 / month
Current employer:	City & County of San Francisco	Debt-to-income ratio:	6.94%
Length of employment:	4 years	Location:	San Francisco, CA

Home town:	Inglewood
Current & past employers:	City & County of San Francisco, Willis Insurance Services
Education:	California State University- Long Beach

This borrower member posted the following loan description, which has not been verified:

I have one credit card, and it is the bane of my existence. I've had it since college (the early 1990's). Approx two years ago I became serious about paying off this card, I stopped using it for purchases and was only using it for online auto-payments and at gas stations -- I thought this was safer (identity theft, etc) than using my debit card -- but I even stopped that, and now use my debit card for everything. Unfortunately the balance on this credit card hardly decreases; five or six years ago when the economy was bad (I live in San Francisco and the dot.coms went bust) I was laid off and ended up taking a couple of cash advances and the interest rates on those are high. And now to top it off the APR has increased twice in the last few months -- I am fighting them on the increase because I finally set up auto-pay (I held off on doing this because I like to pay more than my minimum due so wanted to see the bill each month), but unbeknownst to me it didn't go into effect right away and they didn't send me any notices about my bill being due, so now I have a couple of late fees and the rate has been increased to 25%. I am very frustrated with this company because I have had all of my banking with them for quite a few years now -- checking accounts, savings, overdraft protection and this credit card, but they refuse to lower the APR. In fact I have even opted to close my account when my card expires in less than a year. I would like this loan from LendingClub because I want to be able to pay one set amount a month - like I did with my car loan years ago from a credit union - and finally get this card paid off. I live within my means and don't need to use a credit card for emergencies or big purchases because I have savings. I have thought about taking my savings to pay off this credit card, but in light of the current economic environment, decided it would be safer to keep that money. Just to note, on my credit report you will see that I got an American Express card about a year ago, that is because when I did research on the internet for a low balance transfer rate card AE Blue was the best; I applied for it & was approved, but when the card arrived in the mail only then was I informed that my whole transfer amount wasn't approved, if they had told me this previously I would have stopped the process. I have not even activated the card because I do not want more credit cards.

A credit bureau reported the following information about this borrower member on May 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	39
Revolving Credit Balance:	$11,821.00	Public Records On File:	0
Revolving Line Utilization:	33.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408192

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408192	$20,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408192. Member loan 408192 was requested on May 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	Bright Horizons Family Solutions	Debt-to-income ratio:	5.21%
Length of employment:	14 years 3 months	Location:	Los Angeles, CA

Home town:	Bridgeport
Current & past employers:	Bright Horizons Family Solutions, Assistant League School of Santa Monica
Education:	SUNY at Brockport, Santa Monica College

This borrower member posted the following loan description, which has not been verified:

I am a single parent trying make ends meet. I am owed $40,000.00 in back child support from my child's father. The case is with Child Support services in Los Angeles County. I want the $20,000.00 to pay off a personal and car loan, a few credit cards. When I do then I will have only one payment to make. Thank you, Anita Porter

A credit bureau reported the following information about this borrower member on May 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,805.00	Public Records On File:	1
Revolving Line Utilization:	80.60%	Months Since Last Record:	108
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408209

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408209	$15,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408209. Member loan 408209 was requested on May 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,917 / month
Current employer:	astrazeneca	Debt-to-income ratio:	16.75%
Length of employment:	5 years 2 months	Location:	West Chester, PA

Home town:	ventura
Current & past employers:	astrazeneca
Education:	university of southern ca

This borrower member posted the following loan description, which has not been verified:

Desire 15,000 to consolidate high interest credit card debt. A review of the credit report will show consistently reliable payment history. Greatest detriment on credit report is outstanding financial obligations including large school loan debt to finance undergraduate and graduate school. Have never defaulted on a financial obligation. Both applicants employed by national companies with significant job security.

A credit bureau reported the following information about this borrower member on May 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	61	Months Since Last Delinquency:	28
Revolving Credit Balance:	$23,252.00	Public Records On File:	0
Revolving Line Utilization:	68.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 408253

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408253	$15,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408253. Member loan 408253 was requested on May 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Kaiser Permanente	Debt-to-income ratio:	1.61%
Length of employment:	12 years	Location:	Pittsburg, CA

Home town:	San Francisco
Current & past employers:	Kaiser Permanente
Education:

This borrower member posted the following loan description, which has not been verified:

Looking for a loan to consolidate bills and get a lower interest rate.

A credit bureau reported the following information about this borrower member on May 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,122.00	Public Records On File:	0
Revolving Line Utilization:	21.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 408280

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408280	$20,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408280. Member loan 408280 was requested on May 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,750 / month
Current employer:	Rite Aid Pharmacy	Debt-to-income ratio:	22.02%
Length of employment:	10 months	Location:	Worcester, MA

Home town:	Onawa
Current & past employers:	Rite Aid Pharmacy
Education:	Graceland University at Lamoni, Keene State College, Massachusetts College of Pharmacy & Health Science

This borrower member posted the following loan description, which has not been verified:

I just graduated from pharmacy school a year ago and in order to make ends meet through the years of school, I incurred a lot of credit card debt. I rarely use the cards now as I make a good salary and can afford to pay my current expenses (as well as pay on the credit cards). However, I'd like to pay off the high interest credit cards and get rid of them so I can finally start saving some money. Every month I have just enough money to cover all my expenses and little, if any, left to save. By combining all my credit card debt I'll be able to pay one bill instead of four and hopefully be able to save some money to move out of my apartment soon!

A credit bureau reported the following information about this borrower member on May 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	25	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,873.00	Public Records On File:	0
Revolving Line Utilization:	75.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408282

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408282	$20,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408282. Member loan 408282 was requested on May 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,783 / month
Current employer:	Katten Muchin Rosenman	Debt-to-income ratio:	12.38%
Length of employment:	2 years	Location:	OAK LAWN, IL

Home town:	Chicago
Current & past employers:	Katten Muchin Rosenman
Education:

This borrower member posted the following loan description, which has not been verified:

I'm a junior associate at a large law firm. I have lingering credit card debt that I incurred during school at less than favorable rates. I'm looking to consolidate that debt at a lower interest rate.

A credit bureau reported the following information about this borrower member on May 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	63	Months Since Last Delinquency:	27
Revolving Credit Balance:	$16,244.00	Public Records On File:	0
Revolving Line Utilization:	59.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 408286

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408286	$12,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408286. Member loan 408286 was requested on May 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	The Continental Group Inc	Debt-to-income ratio:	15.39%
Length of employment:	3 years	Location:	Coconut Creek, FL

Home town:	Metropolis
Current & past employers:	The Continental Group Inc, Federal Express, Apple Inc.
Education:	Southern Illinois University-Carbondale

This borrower member posted the following loan description, which has not been verified:

Meet me, a stable 40 year old woman who came down south from the midwest to be a nanny when my daughter was a baby. I wanted (needed) to be her first and main source of care and a moral compass for her. I chose to (joyfully) care for other parent's children while they had to work, allowing me to work and make a safe home for us. It was a win - win situation. Fast forward 16 years later, my daughter is planning where to go to college, I am a happy licensed Condominium Manager on the beach in a gorgeous high rise (I rent way in-land) and I am finally in a position to purchase a modest home for us. I've been itching to make upgrades to the condo we've been renting, but the owner has fallen into foreclosure and we can not stay here. I have been able to save $5,000 and would like a loan for $12,000. It is just the two of us. I have no extended family to ask, and I am not the type of person to go asking friends. I prefer to work for what I have even if I need to go about it the hard way. I also prefer not to give banks my money as I would like to help the economy from the inside track. Direct; people with a need helping other people with a need. I hope we may help each other reach our goals together.

A credit bureau reported the following information about this borrower member on May 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,862.00	Public Records On File:	0
Revolving Line Utilization:	54.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 408290

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408290	$3,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408290. Member loan 408290 was requested on May 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	MidState Medical Center	Debt-to-income ratio:	14.63%
Length of employment:	5 years 10 months	Location:	Waterbury, CT

Home town:
Current & past employers:	MidState Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Please indicate interest rate on reply.

A credit bureau reported the following information about this borrower member on May 24, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,238.00	Public Records On File:	0
Revolving Line Utilization:	3.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 408353

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408353	$5,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408353. Member loan 408353 was requested on May 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Holbrook School District	Debt-to-income ratio:	11.81%
Length of employment:	15 years	Location:	Holbrook, AZ

Home town:	basin
Current & past employers:	Holbrook School District
Education:	University of Wyoming, Northern Arizona University

This borrower member posted the following loan description, which has not been verified:

At the moment my three children are in college. I am also enrolled in college going for my masters degree. This loan is to help my son who is enrolled in Collins College. His job setting up displays for car dealerships ended last summer when dealerships began experiencing difficulties. He hasn't been able to find another job although he has been trying to find a part time job. He is in school full time. We need to find a loan to allow him to continue his schooling.

A credit bureau reported the following information about this borrower member on May 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,658.00	Public Records On File:	0
Revolving Line Utilization:	46.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 408378

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408378	$4,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408378. Member loan 408378 was requested on May 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,167 / month
Current employer:	United States Patent and Trademark Office	Debt-to-income ratio:	2.77%
Length of employment:	3 years 10 months	Location:	washington, DC

Home town:	Birmingham
Current & past employers:	United States Patent and Trademark Office, Department of Commerce (DOC)
Education:	Auburn University

This borrower member posted the following loan description, which has not been verified:

I am looking to buy a car to go to work and for law school next year. Currently I work for the federal government under the Department of Commerce. The car I want is a 1997 BMW 3 series and the bank quote was too high since the car is older than 7 years old. Thus the car does not qualify for an auto loan The banks suggest I take out a personal loan, which is higher rate. Need your help. Thanks!

A credit bureau reported the following information about this borrower member on May 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,535.00	Public Records On File:	0
Revolving Line Utilization:	20.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408383

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408383	$10,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408383. Member loan 408383 was requested on May 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	Denver Health	Debt-to-income ratio:	0.00%
Length of employment:	3 years	Location:	DENVER, CO

Home town:	Hammond
Current & past employers:	Denver Health, Arapahoe County, Urban Peak, Alternative Youth Adventures
Education:	University of Montana, University of Denver, Regis University, Colorado College, Community College of Denver

This borrower member posted the following loan description, which has not been verified:

My fiance and I are relocating to San Antonio from Denver for employment reasons. I am a newly minted nurse (just finished school) and have secured employment with University Hospital in San Antonio as RN in the Trauma ICU. I will be making 50K a year. My fiance, a physician, and will complete his residency in internal medicine in June and has obtained a job with Methodist Hospital in San Antonio. He will be making 210K base with a bonus potential of 30K and a sign on bonus/relocation bonus of 20K. We are seeking to buy a home together. However, until we are married the home will be 100% in his name, as I don't want to assume the risk of a mortgage that I couldn't afford if, heaven forbid, things were not to work out. The loan I am applying for would help me contribute to the home-buying efforts in serving as funds to cover closing costs. Both of our incomes are going to improve substantially in the coming year and paying back this loan will not be a problem. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1978	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	6
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 408412

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408412	$5,600	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408412. Member loan 408412 was requested on May 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	The Casino Connection	Debt-to-income ratio:	17.64%
Length of employment:	9 years 8 months	Location:	Austin, TX

Home town:	Seoul
Current & past employers:	The Casino Connection
Education:	University of Miami

This borrower member posted the following loan description, which has not been verified:

Capital One balance of $1300 has jumped from 13.9% to 22% APR recently even though I have never missed a payment in the 5+ years my account has been open. Macy's account balance of $2100 has an APR of 24.99%. Goodyear account balance of $500 has an APR of 24.99%. My only other debt is my monthly car payment of $332.45. My current balance is $4,876.99 at 11.32%. My current car note will be paid off by Sept 2010. The total minimum payment on my accounts is about $109 per month. For approximately $26 more per month I can consolidate all my credit card accounts and pay off my Lending Club loan in 3 years or less.

A credit bureau reported the following information about this borrower member on May 24, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1988	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,140.00	Public Records On File:	0
Revolving Line Utilization:	68.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408508

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408508	$3,500	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408508. Member loan 408508 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	EarthCalc Inc.	Debt-to-income ratio:	14.47%
Length of employment:	6 years 5 months	Location:	Riverside, CA

Home town:	Long Beach
Current & past employers:	EarthCalc Inc.
Education:	University of California-Riverside (UCR)

This borrower member posted the following loan description, which has not been verified:

Hello lenders! I have been using prosper for my previous p2p lending, but it seems that they have been inactive in the past year. I currently have a loan at 15.5% for 3 years. I have been paying my loan as scheduled on time for the past year. I have never had a late payment for any of my debts. I am looking to get a lower rate, especially during this recession. I have been working for 6+ years for my current employer, www.earthcalc.com. In addition, I am also a full time student at the University of California in Riverside. My goal is to be debt free by the end of the year and to advance further in my career. In return, I hope to start lending money to help fellow borrowers on the website. My current income $1,800 - $2,000 after tax $600 from roommate $200-300 from computer services I provide. My current debt $5,400 - BOA Credit Card $1,600 Best Buy Credit Card $1,200 Capital One Credit Card $2,900 401k Loan $3,300 Prosper Loan As you can see, This loan is only for my previous prosper loan as I wish to transfer here for future p2p lending. In addition, My Best Buy and Capital One credit card will be paid off this month or next as I already have the funds. Thanks for viewing and hope this goes well! -Obert

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,716.00	Public Records On File:	0
Revolving Line Utilization:	51.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403469

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403469	$3,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403469. Member loan 403469 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	CBS	Debt-to-income ratio:	11.89%
Length of employment:	1 year 3 months	Location:	santa monica, CA

Home town:
Current & past employers:	CBS
Education:	University of California-San Diego (UCSD)

This borrower member posted the following loan description, which has not been verified:

I'm looking to buy a used car for about $6K to $7K. I'm requesting only $3,000 from a lender and I'll come up with the difference from my savings account. I'm a 28 year old working professional (credit analyst) with excellent credit (top 4 percentile). The monthly installment of $120 would not poise a problem as I have paid off monthly installments of larger amounts and always on time. The most recent was a 48 month car loan with Chase of $346.44/mo. that ended March 2009. Since college, I've been steadily employed with no gaps in paychecks. I have never defaulted on my financial obligations.

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,503.00	Public Records On File:	0
Revolving Line Utilization:	30.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406358

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406358	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406358. Member loan 406358 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	MetLife Inc.	Debt-to-income ratio:	2.18%
Length of employment:	28 years 2 months	Location:	wantagh, NY

Home town:	Glen Cove
Current & past employers:	MetLife Inc., MetLife
Education:	Susquehanna University

This borrower member posted the following loan description, which has not been verified:

I would like term of 5 yrs. and also for $8000 and $6500

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1985	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	8	Months Since Last Delinquency:	9
Revolving Credit Balance:	$5,824.00	Public Records On File:	0
Revolving Line Utilization:	64.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 407587

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407587	$12,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407587. Member loan 407587 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,858 / month
Current employer:	Target Corporation	Debt-to-income ratio:	4.69%
Length of employment:	5 years	Location:	Fort Myers, FL

Home town:	Freeman
Current & past employers:	Target Corporation
Education:	University of South Dakota

This borrower member posted the following loan description, which has not been verified:

Dear Lending Group, I have currently been renting from the same apartment complex for the last four years and I am ready to purchase my first home and gain equity but I lack funds for a down payment. After I purchase my home I will be able to pay off the majority of my personal loan with the funds I receive from the tax credit.

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	5
Total Credit Lines:	27	Months Since Last Delinquency:	4
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 408485

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408485	$3,200	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408485. Member loan 408485 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,520 / month
Current employer:	Andrews International	Debt-to-income ratio:	20.26%
Length of employment:	5 months	Location:	Nutley, NJ

Home town:	Punjab
Current & past employers:	Andrews International
Education:

This borrower member posted the following loan description, which has not been verified:

Applying to pay for summer class

A credit bureau reported the following information about this borrower member on May 24, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6.00	Public Records On File:	0
Revolving Line Utilization:	0.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408511

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408511	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408511. Member loan 408511 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Network Communications	Debt-to-income ratio:	22.56%
Length of employment:	4 years	Location:	LITHONIA, GA

Home town:	Atlanta
Current & past employers:	Network Communications
Education:	DeVry University-Georgia, Keller Graduate School

This borrower member posted the following loan description, which has not been verified:

Hi, I really would like to receive a loan to help with recent medical bills. I had a baby February 11th of this year and due to couple of a problems I had to make several trips to the ER. I have gotten behind on a couple of bills and just really need some assistance. I have never been behind on any bills and will always pay on time. Thanks!

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1983	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,212.00	Public Records On File:	0
Revolving Line Utilization:	72.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 408542

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408542	$4,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408542. Member loan 408542 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Macy's Inc.	Debt-to-income ratio:	6.36%
Length of employment:	2 years 6 months	Location:	Philadelphia, PA

Home town:	Philadelphia
Current & past employers:	Macy's Inc., Dekalb County School System
Education:	Temple University

This borrower member posted the following loan description, which has not been verified:

My son lives in Atlanta, GA with his father. He is going to school and is looking to find a job. He needs to have reliable transportation . Since his father is not willing or able to help, he asked me. I have never taken out a loan so this would be good for my credit history. I don't like having debt hanging over my head, so I will get it paid off as quickly as possible.

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,830.00	Public Records On File:	0
Revolving Line Utilization:	52.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 408569

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408569	$25,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408569. Member loan 408569 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Criterion Research, Inc.	Debt-to-income ratio:	10.65%
Length of employment:	6 years	Location:	Brandon, FL

Home town:	Saint Petersburg
Current & past employers:	Criterion Research, Inc., Tampa General Hospital, Moffitt Cancer Center, US Environmental Protection Agency
Education:	Franklin College of Indiana, University of South Florida

This borrower member posted the following loan description, which has not been verified:

I am requesting a loan to consolidate credit card debt into one payment at a lower rate. I would much rather regular people make money from interest on my loan than Regions Bank. I have good credit and have never missed a payment on any loan or credit card balance. I make enough money to comfortably pay my bills and support my family. Some of this money will be used to buy a solar hot water heater as well. We live in Florida and I want to take advantage of the free energy we get in the form of the extreme summer heat. Thanks for taking the time to consider my request.

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	35
Revolving Credit Balance:	$10,365.00	Public Records On File:	0
Revolving Line Utilization:	41.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408571

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408571	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408571. Member loan 408571 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	KidsArt	Debt-to-income ratio:	22.18%
Length of employment:	2 years	Location:	Glendale, CA

Home town:	Lino Lakes
Current & past employers:	KidsArt, Starbucks
Education:	Augustana College at Sioux Falls, Gordon-Conwell Theological Seminary

This borrower member posted the following loan description, which has not been verified:

I'll be using this loan to pay off all my consumer debt.

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1984	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,022.00	Public Records On File:	0
Revolving Line Utilization:	20.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408594

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408594	$6,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408594. Member loan 408594 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Social Security Administration (SSA)	Debt-to-income ratio:	19.44%
Length of employment:	2 months	Location:	Ellicott City, MD

Home town:	Silver Spring
Current & past employers:	Social Security Administration (SSA), Peace Corps, New York Times
Education:	George Washington University (GW), Emerson College

This borrower member posted the following loan description, which has not been verified:

Good day, I am a 28-year-old female, who returned from serving in the Peace Corps in Malawi in November. I was medically separated due to repeated bouts with malaria. I have a BS in journalism and a MA in public affairs, and am currently working in the federal government. I have always had a history of good credit (my car is paid off, my undergrad loans are paid off, etc), but due to a couple of problems (3 actually*) and the economic crises, I am unable to get a consolidation loan with a reasonable rate. I have signed up to be an egg donor, transcriber, dog walker -- anything in my part-time to make some extra money to pay off my bills. The one contract job I had writing proposals for a social business venture in Bangladesh has had their funds dry up and can no longer pay me. I am also selling a lot of my things on eBay. I don't want to go to a credit counselor or go bankrupt - I am an honest person who is willing to work as much as possible to pay off my debt. I currently have no rent (living at parents' house) and no car payment (paid off). My only major monthly bills are my cell phone and my car insurance (totaling 260$ a month). I always pay the minimum plus 100% (at least). The 3 problems on my credit report are as follows: - the Peace Corps had me fill out the wrong form for my school loans to deferred while I was serving overseas -- that finally got sorted out in December 2008. - a pile of mail had its sticker stamps stolen in December and none of my family's bills got to where they needed to go. I normally pay online, but since my mother (who was my power of attorney while away) is not computer savvy and insists on mailing in her bills. - I checked the wrong box on an auto-payment from my checking account and sent my monthly bill to Chase to Care Credit by mistake (they hiked my interest rate up to 29.99%). I am and honest, responsible, hard-working woman who just need a break! Please consider my situation! You will not be let down! Thank you in advance!

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	47	Months Since Last Delinquency:	9
Revolving Credit Balance:	$42,218.00	Public Records On File:	0
Revolving Line Utilization:	77.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 408617

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408617	$10,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408617. Member loan 408617 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,542 / month
Current employer:	Community Blood Centers of S FL	Debt-to-income ratio:	19.87%
Length of employment:	11 years	Location:	Pompano Beach, FL

Home town:	Champaign
Current & past employers:	Community Blood Centers of S FL
Education:	University of Illinois at Urbana-Champaign

This borrower member posted the following loan description, which has not been verified:

I work for non-profit Blood Center here in S FL and have been with them for about 18 years total with a FMLA break of 11 months back in 1997. Basically, I am very stable and in the same residence for the last 11 years. In 2007 our company changed our 403b funds from AIG Valic over to ING and during that process an error was made and that later appeared on my 2007 taxes. IRS just notified me of the mistake in April. Of course, IRS does not care how the error happened, they only care that it is paid now with the penalties and interest. Therefore, this request for a P2P loan. I am hoping that this site's offer would be a lower interest rate than my local bank. I appreciate your willingness to help me out, most sincerely.

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,545.00	Public Records On File:	0
Revolving Line Utilization:	43.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 408639

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408639	$25,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408639. Member loan 408639 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	V.Sattui Winery	Debt-to-income ratio:	0.45%
Length of employment:	2 years	Location:	Saint Helena, CA

Home town:	San Rafael
Current & past employers:	V.Sattui Winery, Mel Fisher Museum, American Airlines
Education:	San Jose State University, College of Marin

This borrower member posted the following loan description, which has not been verified:

I have been on time with all of my payments for many years and I plan to buy a piece of property that includes a business for myself and my family. My plan is to work together with my children & grandchildren to create a peaceful, green and globally concious ray of light that will bring happiness and joy to all that take part, while helping to teach and help others. Thank you for your consideration. Namaste, Christine

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	26
Revolving Credit Balance:	$256.00	Public Records On File:	0
Revolving Line Utilization:	9.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408640

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408640	$9,500	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408640. Member loan 408640 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Shultz Bros. Trucking	Debt-to-income ratio:	2.20%
Length of employment:	1 year	Location:	Brazoria, TX

Home town:	Battle Creek
Current & past employers:	Shultz Bros. Trucking
Education:	Barton County Community College

This borrower member posted the following loan description, which has not been verified:

I would like to get a loan to purchase a used motorcycle.

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,196.00	Public Records On File:	0
Revolving Line Utilization:	35.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 408655

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408655	$6,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408655. Member loan 408655 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,417 / month
Current employer:	University of Mississippi Medical Center	Debt-to-income ratio:	17.50%
Length of employment:	5 years 11 months	Location:	Jackson, MS

Home town:	Wiggins
Current & past employers:	University of Mississippi Medical Center, Central Christian Church (Disciples); Hattiesburg, MS, Forrest General Hospital, Hospice of the Bluegrass
Education:	William Carey College, The Southern Baptist Theological Seminary, American University

This borrower member posted the following loan description, which has not been verified:

My wife had the privilege to attend graduate school in Chicago at Roosevelt University for the past two summers. It is a great honor for her and for the state of Mississippi since she is the first Mississippi theatre teacher at attend. She is scheduled to attend her third and final summer this June. There is a snag. Due to a horrible mix up with her old collegiate student loans her financial aid for Summer 2008 was rescinded and she must pay right at $6000.00 in tuition before she can be registered this summer. The original payment deadline is mid April, but Roosevelt has extended the deadline for us until early June. If she does not attend this summer, the courses she needs will not be offered again until summer 2012. The final part of the program is a thesis production scheduled for spring 2010. If she cannot attend this summer that production will be moved back until spring 2013. All of the students who have begun preparation for the 2010 production will have graduated and will have lost their opportuniy to shine in this historic production. The production is scheduled to be "The Miracle Worker" which chronicles the life of Helen Keller and will be an outreach to the hearing impaired community in our metropolitan area. Thank you so much for your assistance in relation to this matter. Carol

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,391.00	Public Records On File:	0
Revolving Line Utilization:	68.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408673

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408673	$20,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408673. Member loan 408673 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	louis kim dds inc	Debt-to-income ratio:	12.80%
Length of employment:	4 years 6 months	Location:	folsom, CA

Home town:	boeun
Current & past employers:	louis kim dds inc
Education:	University of California-Los Angeles (UCLA)

This borrower member posted the following loan description, which has not been verified:

this loan would be used to consolidate my credit card balance i have. they have much higher rates and i think it makes sense to pay them off if i can get a loan at a better rate. i will not cause any problem paying off the loan as i have a secure job (dentist). thanks for looking in.

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,214.00	Public Records On File:	0
Revolving Line Utilization:	81.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 408695

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408695	$10,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408695. Member loan 408695 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	n/a	Debt-to-income ratio:	4.14%
Length of employment:	n/a	Location:	Croydon, PA

Home town:	Croydon
Current & past employers:	Super Fresh
Education:

This borrower member posted the following loan description, which has not been verified:

I' am requesting a personal for various reasons. I'am a good candidate for this because I always pay my bills on time and always more than what is expected. The loan will help a family member in need.

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,133.00	Public Records On File:	0
Revolving Line Utilization:	24.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 408712

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408712	$7,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408712. Member loan 408712 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,083 / month
Current employer:	Union County Public Schools	Debt-to-income ratio:	11.90%
Length of employment:	5 years	Location:	Monroe, SC

Home town:	Fenton
Current & past employers:	Union County Public Schools, Starbucks
Education:	Western Michigan University, University of North Carolina at Charlotte (UNC)

This borrower member posted the following loan description, which has not been verified:

My husband and I are both teachers at a high risk title one elementary school. We currently live in a not so good neighborhood. We are wanting to start a family and move into a bigger home than what we have now. We are renting our current house and have found the home of our dreams and need some help coming up with the money for the down payment. It is a nicer home then we ever dreamed we could afford as two teachers and would greatly appreciate any assistance that you are willing to offer to help us reach our dream. Have a blessed day!

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,729.00	Public Records On File:	0
Revolving Line Utilization:	53.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 408728

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408728	$4,975	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408728. Member loan 408728 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	USA Scientific	Debt-to-income ratio:	14.20%
Length of employment:	1 year	Location:	Holden, MA

Home town:	Bangor
Current & past employers:	USA Scientific, Valet Park of America
Education:	Clark University

This borrower member posted the following loan description, which has not been verified:

Looking for a small personal loan to purchase a motorcycle.

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,284.00	Public Records On File:	0
Revolving Line Utilization:	60.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408746

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408746	$16,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408746. Member loan 408746 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	Golds Gym	Debt-to-income ratio:	7.13%
Length of employment:	2 years	Location:	Cypress, TX

Home town:	Louisville
Current & past employers:	Golds Gym, Fitness Inferno, Olympus Fitness
Education:	University of Maryland-College Park

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit card debt at a lower interst rate. I have never missed a payment, but over the past two years my credit card companies have somehow gotten away with increasing my interest rates over and over again. I pay over the minimum payment per month on all my cards by paying about $700-800.00 a month, but I just can't keep up with the rising interest rates. Can anyone please help me.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	43
Revolving Credit Balance:	$12,616.00	Public Records On File:	0
Revolving Line Utilization:	78.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 408783

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408783	$8,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408783. Member loan 408783 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,417 / month
Current employer:	T.C. Investment Properties	Debt-to-income ratio:	23.17%
Length of employment:	1 year	Location:	Anaheim Hills, CA

Home town:	Bakersfield
Current & past employers:	T.C. Investment Properties, Advantage REO, Southern California Pipeline, 21 Oceanfront, Solstice Capital Group
Education:	Cypress College, Saddleback College, California State University-Long Beach (CSULB), Northern Arizona University

This borrower member posted the following loan description, which has not been verified:

I recently was introduced to this company Carbon Copy Pro, who is extremely successful in online marketing, selling financial education products that help the average person develop strategies to become wealthy. The company, Wealth Masters International, is the only product Carbon Copy Pro sells and for good reason as their students do extremely well. I have invested in the M1 product and would like to advance to the M2 which gives me a commission of $4,000 per sale. I have goals to reach the $100,000 income level within 6 months. I am requesting the loan to advance to the next level of Wealth Masters International. I am operating as a member of Carbon Copy Pro selling products of Wealth Masters International. Please consider my request at your discretion. Thank you.

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1974	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,081.00	Public Records On File:	0
Revolving Line Utilization:	32.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Posting Report Supplement No. 226 dated May 26, 2009